Registration No. 2-76547
                                                               File No. 811-3420

                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549
                                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /

      PRE-EFFECTIVE AMENDMENT NO.                                  /   /


      POST-EFFECTIVE AMENDMENT NO. 33                              / X /


                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /


      AMENDMENT NO.  31                                            / X /


                              OPPENHEIMER INTEGRITY FUNDS
       ------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                   6803 South Tucson Way, Englewood, Colorado 80112
       -------------------------------------------------------------------------
                       (Address of Principal Executive Offices)

                                    1-303-768-3200
       -------------------------------------------------------------------------
                            (Registrant's Telephone Number)

                                ANDREW J. DONOHUE, ESQ.
                                OppenheimerFunds, Inc.
                          Two World Trade Center - Suite 3400
                             New York, New York 10048-0203
       -------------------------------------------------------------------------
                        (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

    /   /  Immediately upon filing pursuant to paragraph (b)

    / x /  On April 27, 1998, pursuant to paragraph (b)

    /   /  60 days after filing pursuant to paragraph (a)(1)

    /  /   On _______________, pursuant to paragraph (a)(1)

    /   /  75 days after filing pursuant to paragraph (a)(2)

    /   /  On ________________, pursuant to paragraph (a)(2) of Rule 485
                                       FORM N-1A

                              OPPENHEIMER INTEGRITY FUNDS

                                 Cross Reference Sheet
                                 ---------------------

Prospectus for Oppenheimer Bond Fund

Part A of
Form N-1A
Item No.      Prospectus Heading
--------- ------------------

   1      Front Cover Page
   2      Expenses; Brief Overview of the Fund
   3      Financial Highlights; Performance of the Fund
  4 Front Cover Page; How the Fund is Managed -- Organization and History; Investment Objective and Policies
   5      How the Fund is Managed; Expenses; Back Cover
   5A     Performance of the Fund
   6      Expenses; Dividends, Capital Gains and Taxes
   7 Shareholder Account Rules and Policies; How to Buy Shares; How to Exchange Shares; Special Investor Services; Service Plan for Class A Shares; Distribution and Service Plan for Class B
          Shares; How to Sell Shares
   8      How to Sell Shares; How to Exchange Shares; Special Investor Services
   9      *


------------------
* Not applicable or negative answer.

                                       FORM N-1A

                              OPPENHEIMER INTEGRITY FUNDS

                                 Cross Reference Sheet
                                 ---------------------

Statement of Additional Information for Oppenheimer Bond Fund

Part B of
Form N-1A
Item No.  Statement of Additional Information Heading
--------- -------------------------------------------

  10      Cover Page
  11      Cover Page
  12      *
  13 Investment Objective and Policies; Other Investment Techniques and Strategies; Additional Investment Restrictions
          Appendix A (Prospectus) - Description of Securities Ratings
  14      How the Fund is Managed; Trustees and Officers of the Fund
  15      How the Fund is Managed -- Major Shareholders;
  16 How the Fund is Managed; Distribution and Service Plans; Additional Information about the Fund
  17      Brokerage Policies of the Fund
  18      Additional Information about the Fund
  19 Your Investment Account; How to Buy Shares; How to Sell Shares; How to Exchange Shares
  20      Dividends, Capital Gains and Taxes
  21      How the Fund is Managed; Brokerage Policies of the Fund
  22      Performance of the Fund
  23      *

------------------
* Not applicable or negative answer.

OPPENHEIMER

Bond Fund

Prospectus dated April 27, 1998.

Oppenheimer Bond Fund, is a mutual fund with the investment objective of seeking a high level of current income by investing mainly in debt instruments. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment grade debt securities. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Polices" for more information about the types of securities in which the Fund invests and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April
27, 1998, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).




                                                       (OppenheimerFunds logo)





Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE FUND

3           Expenses

5           A Brief Overview of the Fund

7           Financial Highlights

11          Investment Objective and Policies

12          Investment Risks

15          Investment Techniques and Strategies

21          How the Fund is Managed

24          Performance of the Fund

            ABOUT YOUR ACCOUNT
28          How to Buy Shares

            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

42          Special Investor Services

            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans


44          How to Sell Shares

            By Mail
            By Telephone
            By Checkwriting


47          How to Exchange Shares
48          Shareholder Account Rules and Policies
50          Dividends, Capital Gains and Taxes
A-1         Appendix A: Description of Securities Ratings

B-1 Appendix B: Special Sales Charge Arrangements for Shareholders of the Fund
              Who Were Shareholders of the Former Quest for Value Funds
C-1 Appendix C: Special Sales Charge Arrangements for Shareholders of the Fund Who Where Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1997.


     o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page 28 for an explanation of how and when these charges apply.


                              Class A     Class B        Class C     Class Y
                              Shares      Shares         Shares      Shares
------------------------------------------------------------------------------

Maximum Sales                 4.75%       None           None        None
Charge on Purchases
(as a % of offering price)
------------------------------------------------------------------------------

Maximum Deferred Sales Charge None(1)     5% in the first1.0% if     None
(as a % of the lower                      year, decliningshares
of the original offering                  to 1% in the   are redeemed
price or redemption proceeds)             sixth year and within 12
                                          eliminated     months of
                                          thereafter(2)  purchase(2)
------------------------------------------------------------------------------

Maximum Sales Charge on       None        None           None        None
Reinvested Dividends
------------------------------------------------------------------------------

Exchange Fee                  None        None           None        None


(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 33) in Class A shares you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below. (2) See "How to Buy Shares - Buying Class B Shares," and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.


     o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets):

                                    Class A     Class B     Class C     Class Y
                                    Shares      Shares      Shares      Shares
------------------------------------------------------------------------------


Management Fees                     0.75%       0.75%       0.75%       0.75%


------------------------------------------------------------------------------


12b-1 Distribution Plan Fees        0.25%       1.00%       1.00%       0.00 %


------------------------------------------------------------------------------


Other Expenses                      0.27%       0.27%       0.27%       0.25%


------------------------------------------------------------------------------


Total Fund                          1.27%       2.02%       2.02%       1.00%
Operating Expenses


The numbers in the table above are based on the Fund's expenses in its last fiscal year ended December 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fees (the maximum service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These plans are discussed in greater detail in "How to Buy Shares." Class Y shares were not publicly offered during the fiscal year ended December 31, 1997. Therefore, the Other Expenses for Class Y share are estimates based on expenses that would have been payable if Class Y shares had been outstanding during that fiscal period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.


     o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expense table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                        1 year         3 years       5 years        10 years*
------------------------------------------------------------------------------


Class A Shares          $60            $86           $114           $194


------------------------------------------------------------------------------


Class B Shares          $71            $93           $129           $198


------------------------------------------------------------------------------


Class C Shares           $31           $63           $109           $235


------------------------------------------------------------------------------


Class Y Shares           $10           $32           $ 55           $122


If you did not redeem your investment, it would incur the following expenses:


                        1 year         3 years       5 years        10 years*
------------------------------------------------------------------------------


Class A Shares          $60            $86           $114           $194


------------------------------------------------------------------------------


Class B Shares          $21            $63           $109           $198


------------------------------------------------------------------------------


Class C Shares           $21           $63           $109           $235


------------------------------------------------------------------------------


Class Y Shares           $10           $32           $ 55           $122




* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o What Is The Fund's Investment Objective? The Fund seeks to achieve a high level of current income by investing mainly in debt instruments.

      o What Does The Fund Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in a diversified portfolio of investment grade fixed-income securities issued by foreign or domestic issuers. These include (i) investment-grade debt securities rated BBB or above by Standard and Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or another nationally recognized statistical rating organization, or, if unrated, are of comparable quality as determined by the Fund's Manager; (ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities ("U.S. Government Securities"); and (iii) high-quality, short-term money market instruments.


      The Fund may invest up to 35% of its total assets in non-investment grade debt instruments issued by foreign or domestic issuers. Although non-investment grade securities generally offer the potential for higher income than investment grade securities, they may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness. The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 11.

     o Who Manages The Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including subsidiaries) manages investment company portfolios currently having over $85 billion in assets as of March 31, 1998. The Manager is paid a management fee by the Fund, based on its net assets. The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's securities, are David P. Negri and Jerry A. Webman. The Fund's Board of Trustees, elected by shareholders, oversees the Manager. Please refer to "How the Fund is Managed," starting on page 21 for more information about the Manager and its fees.

      o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in fixed-income securities are subject to changes in their value and their yield from a number of factors, including changes in the general bond market and changes in interest rates. Non- investment grade securities may have speculative characteristics and be subject to a greater risk of default than investment grade securities. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the OppenheimerFunds spectrum the Fund is generally considered a moderately risky income fund, more aggressive than money market funds but less aggressive than high yield funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 11 and "Investment
Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.

      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 28 for more details.

      o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within 1 year of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 28 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by using Checkwriting. Please refer to "How to Sell Shares" starting on page 44. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 47.

     o How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return which measure historical performance. Those yields and total returns can be compared to the returns (over similar periods) of other funds. The Fund's performance can also be compared to broad market indices, which we have done on pages 26 and 27. Please remember that past performance does not guarantee future results.


Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information for the 1991 through 1997 fiscal years has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1997 is included in the Statement of Additional Information. The information in the table for the fiscal periods prior to 1991 was audited by the Fund's previous independent auditors.


[Tables]

FINANCIAL HIGHLIGHTS

                                                 CLASS A
                                                 -----------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                                 1997       1996        1995        1994       1993       1992
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $10.70     $10.98      $10.01      $11.12     $10.74     $10.80
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .77        .78         .69         .65        .69        .75
Net realized and unrealized gain (loss)               .27       (.28)        .96       (1.08)       .40       (.05)
                                                   ------    -------      ------      ------    -------     ------
Total income (loss) from
investment operations                                1.04        .50        1.65        (.43)      1.09        .70
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.77)      (.75)       (.68)       (.65)      (.71)      (.76)
Dividends in excess of net
investment income                                      --         --          --        (.03)        --         --
Tax return of capital                                  --       (.03)         --          --         --         --
                                                   ------    -------      ------      ------    -------     ------
Total dividends and distributions
to shareholders                                      (.77)      (.78)       (.68)       (.68)      (.71)      (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.97     $10.70      $10.98      $10.01     $11.12     $10.74
                                                   ======     ======      ======      ======     ======     ======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 10.13%      4.87%      16.94%      (3.87)%    10.30%      6.77%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $190,706   $193,515    $169,059    $ 96,640   $110,759   $106,290
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $187,458   $178,130    $116,940    $102,168   $111,702   $ 98,672
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                7.20%      7.35%       6.47%       6.25%      6.20%      7.00%
Expenses, before voluntary
reimbursement by the Manager                         1.27%      1.30%       1.27%       1.06%      1.06%      1.10%
Expenses, net of voluntary
reimbursement by the Manager                          N/A        N/A        1.26%        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           50.5%      53.7%      175.4%       70.3%     110.1%     116.4%


1. For the period from July 11, 1995 (inception of offering) to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

3. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not neccessarily representative of operating results the Fund may achieve under its current investment objectives and policies.

4. On March 28, 1991, OppenheimerFunds, Inc. became the investment advisor to the Fund.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                                                CLASS B
-------------------------------------------------------------   -----------------------------------------------
                                     ELEVEN
                                     MONTHS
                                     ENDED       YEAR ENDED
                                     DEC. 31,    JAN. 31,       YEAR ENDED DECEMBER 31,
1991(4)     1990       1989          1988(3)     1988(3)        1997      1996        1995      1994     1993(2)
===============================================================================================================

 $ 9.86      $10.29      $10.12        $10.55      $11.30        $10.69    $10.98      $10.01   $11.11   $11.10
---------------------------------------------------------------------------------------------------------------

    .82         .88         .92           .93        1.09           .69       .70         .63      .58      .40
    .90        (.43)        .19          (.36)       (.55)          .28      (.29)        .94    (1.08)     .03
 ------      ------      ------        ------      ------        ------    ------      ------   ------   ------

   1.72         .45        1.11           .57         .54           .97       .41        1.57     (.50)     .43
---------------------------------------------------------------------------------------------------------------

   (.78)       (.88)       (.94)        (1.00)      (1.29)         (.69)     (.67)       (.60)    (.57)    (.42)

     --          --          --            --          --            --        --          --     (.03)      --
     --          --          --            --          --            --      (.03)         --       --       --
 ------      ------      ------        ------      ------        ------    ------      ------   ------   ------

   (.78)       (.88)       (.94)        (1.00)      (1.29)         (.69)     (.70)       (.60)    (.60)    (.42)
---------------------------------------------------------------------------------------------------------------
 $10.80      $ 9.86      $10.29        $10.12      $10.55        $10.97    $10.69      $10.98   $10.01   $11.11
 ======      ======      ======        ======      ======        ======    ======      ======   ======   ======

===============================================================================================================
  18.28%       4.74%      11.31%         4.48%        N/A          9.41%     3.99%      16.06%   (4.53)%   3.91%

===============================================================================================================

$90,623     $87,021    $ 96,380      $102,293    $118,568       $48,255   $38,826     $39,187   $3,451   $1,809
---------------------------------------------------------------------------------------------------------------
$86,471     $90,065    $100,891      $111,264    $118,724       $41,439   $38,068     $12,823   $2,747   $  922
---------------------------------------------------------------------------------------------------------------

   8.02%       8.85%       8.85%         8.75%      10.28%         6.42%     6.59%       5.84%    5.53%    4.80%(6)

   1.23%       1.26%       1.14%         1.05%       0.98%         2.02%     2.05%       2.12%    1.78%    1.90%(6)

    N/A        1.24%        N/A           N/A         N/A           N/A       N/A        2.08%     N/A      N/A
---------------------------------------------------------------------------------------------------------------
   97.1%       80.4%       41.3%         45.0%       19.5%         50.5%     53.7%      175.4%    70.3%   110.1%



6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollars-rolls") for the period ended December 31, 1997 were $150,140,882 and $134,090,911, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls."

FINANCIAL HIGHLIGHTS (CONTINUED)                         CLASS C
                                                         --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                         1997                      1996                    1995(1)
=================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                     $10.70                    $10.99                  $10.89
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .69                       .70                     .28
Net realized and unrealized gain (loss)                     .28                      (.29)                    .10
                                                         ------                    ------                  ------
Total income (loss) from investment operations              .97                       .41                     .38
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.69)                     (.67)                   (.28)
Dividends in excess of net investment income                 --                        --                      --
Tax return of capital                                        --                      (.03)                     --
                                                         ------                    ------                  ------
Total dividends and distributions
to shareholders                                            (.69)                     (.70)                   (.28)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.98                    $10.70                  $10.99
                                                         ======                    ======                  ======
=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                        9.39%                     4.00%                   3.76%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $9,188                    $4,322                  $3,971
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $6,134                    $3,404                  $  979
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      6.36%                     6.60%                   6.32%(6)
Expenses, before voluntary reimbursement
by the Manager                                             2.02%                     2.05%                   2.25%(6)
Expenses, net of voluntary reimbursement
by the Manager                                              N/A                       N/A                    1.96%(6)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 50.5%                     53.7%                  175.4%


1. For the period from July 11, 1995 (inception of offering) to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

3. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not neccessarily representative of operating results the Fund may achieve under its current investment objectives and policies.

4. On March 28, 1991, OppenheimerFunds, Inc. became the investment advisor to the Fund.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollars-rolls") for the period ended December 31, 1997 were $150,140,882 and $134,090,911, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls."




10


Investment Objective and Policies

Objective. The Fund seeks a high level of current income by investing mainly in debt instruments.


Investment Policies and Strategies. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government Securities, and money market instruments. Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. or other nationally-recognized rating organization. A description of these rating categories is included as Appendix A to this Prospectus. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds (discussed below) do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower- grade securities include securities rated BB, B, CCC, CC and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk as explained below.


      When investing the Fund's assets, the Manager considers many factors, including current developments and trends in both the economy and the financial markets. The Fund may try to hedge against losses in the value of its portfolio securities by using hedging strategies described below. The Manager may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Statement of Additional Information.

      o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


     o Portfolio Turnover. A "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. The Fund normally does not engage in substantial short-term trading to try to achieve its objective. The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.



Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of companies the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving higher income. There is no assurance that the Fund will achieve its objective, and when you redeem your shares, they may be worth more or less than what you paid for them.


      o Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities. Certain of the Fund's investments, such as I/Os, P/Os and mortgage-backed securities such as CMOs, can be very sensitive to interest rate changes and their values can be quite volatile.


      o Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which the Fund may hold) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.


     o Foreign Securities Have Special Risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may have to re-characterize those distributions at the end of its fiscal year. That could result in a return of capital to shareholders.


      There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.


      o Special Risks of Lower-Grade Securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities, often referred to as "junk bonds," have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.


      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. For foreign lower-grade securities, these risks are in addition to the risks described in "Foreign Securities." Convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.


     As of the close of the fund's fiscal year ended December 31, 1997, the Fund's portfolio included debt securities rated by various nationally-recognized rating organizations as well as unrated securities and securities assigned a rating by the Manager. Securities rated by a rating organization represented the following percentages of the Fund's total assets (securities rated by any rating organization are included in the equivalent Standard & Poor's rating category):
AAA: 2.2%; AA: 1.8%; A: 13.2%;  BBB: 12.3%; BB: 5.5%; B: 8.4%; CCC: 1.4% and CC:
0%.


      o Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.


      o Special Risks in Investing in Derivative Investments. One risk of investing in derivatives is that the company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager.

Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."


      o Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may entail substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.


Investment Techniques and Strategies

The Fund may use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     o U.S. Government Securities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs").

      The value of U.S. Government Securities will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Other Investment Techniques and Strategies."

      o Short-Term Debt Securities. The high quality, short-term money market instruments in which the Fund may invest include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

     o Mortgage-Backed Securities and CMOs. Certain mortgage-backed securities, whether issued by the U.S. government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.


      o Collateralized Mortgage Obligations.


      The Fund may also invest in collateralized mortgage-backed obligations (referred to as "CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.


      Some CMOs are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. CMOs issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and are, therefore, also subject to credit risks described above.

      The price and yields to maturity of CMOs are, in part, determined by assumptions about cash- flows from the rate of payments of underlying mortgages. However, changes in prevailing interest rates may cause the rate of prepayments of underlying mortgages to change. In general, prepayments on fixed rate mortgage loans increase during periods of falling interest rates and decrease during periods of rising interest rates. Faster than expected prepayments of underlying mortgages will reduce the market value and yield to maturity of issued CMOs. If prepayments of mortgages underlying a short-term or intermediate-term CMO occur more slowly than anticipated because of rising interest rates, the CMO effectively may become a longer-term security. The prices of longer-term debt securities change more than the prices of short intermediate term securities in response to changes in interest rates which, in turn, may result in greater fluctuations in the Fund's share prices.


      The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages.
That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon- bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 10% of the Fund's net assets.


      The Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to segregate liquid assets on its books in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.


      o Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.


      |X| Zero Coupon Securities. These securities, which may be issued by the U.S. government, its agencies or instrumentalities or by private issuers, pay no current interest and are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.


      |X| Other Debt Securities. The Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, fixed, participating, or auction rate.

If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights to payment of dividends and distributions on preferred stocks are generally subordinate to rights associated with a corporation's debt securities.


      o Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. These securities are described in more detail in the Statement of Additional Information.


      o Hedging. The Fund may buy and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below.


      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options and writing puts, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.


      oFutures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are referred to as "Forward Contracts"), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as "Financial Futures"), (3) interest rates (these are referred to as "Interest Rate Futures") and (4) Commodities (these are referred to as "Commodity Futures"). These types of Futures are described in "Hedging" in the Statement of Additional Information.

      The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in Futures, previously. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it much be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls.
      The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put options.


     oForward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will segregate liquid assets of any type including equity and debt securities of any grade to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      o Non-Concentration. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. government, its agencies or instrumentalities are not considered to be part of any single industry.

      o When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.


      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets to be subject to repurchase agreements having maturities beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less. See the Statement of Additional Information for more details.

      o Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. Illiquid securities include repurchase agreements maturing in more than seven days or certain participation interests other than those with puts exercisable within seven days. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


      o Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.


      o Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency and engage in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or whose value is measured by physical commodities.


      Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

      The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     o The Fund cannot make short sales except for sales "against the box";

      o The Fund cannot borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);

      o The Fund cannot concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and
      o buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would own more than 10% of that issuer's voting securities.

      Unless the prospectus or the Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time that Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. Oppenheimer Integrity Funds (the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and the Fund is a series of that Trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.


     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc. which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. Prior to July 10, 1995, the Manager had contracted with Massachusetts Mutual Life Insurance Company ("MassMutual") to act as the Fund's Sub-Adviser. The Sub-Adviser was responsible for choosing the Fund's investments. The Manager, not the Fund, paid the Sub-Adviser. Effective July 10, 1995, the Sub-Advisory Agreement between the Manager and MassMutual terminated and the Manager became responsible for selecting the Fund's investments as well as for its day to day business, pursuant to an investment advisory agreement dated July 10, 1995.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of March 31, 1998, and with more than 4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.

     o Portfolio Managers. The Portfolio Managers of the Fund are David P. Negri and Jerry A. Webman. They are the individuals principally responsible for the day-to-day management of the Fund's portfolio. Mr. Negri is a Vice President of the Manager and has been a portfolio manager since July 10, 1995. Mr. Webman is also a Vice President of the Manager and became a portfolio manager effective July 16, 1997. They each serve as officers and portfolio managers of other Oppenheimer funds.

      o Fees and Expenses. Under an investment advisory agreement dated July 10, 1995 with the Manager, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was .75% of average annual net assets for its Class A, Class B and Class C shares, as set forth in the "Annual Fund Operating Expenses" chart on page 4.


      The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it incurs relatively little expense for brokerage. When deciding which brokers to use, the Manager is permitted by the advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or its affiliates serve as investment adviser.

      o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

      o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below under "How to Sell Shares" in this Prospectus and on the back cover.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "cumulative total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.
      It is important to understand that the Fund's total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.


     o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. When total returns are quoted for Class Y shares, there is no sales charge which is deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge or CDSC, and those returns would be less if sales charges were deducted.

      o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated.

      Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the results. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. Yields for Class Y shares are shown at net asset value.


How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


      o Management's Discussion of Performance. During fiscal year ended December 31, 1997, the Fund performed well despite volatility in the short-term bond market. The Fund's positive performance was helped in large part when the Fund increased its average duration which made the Fund's portfolio more sensitive to declining interest rates and helped produce higher rates of capital appreciation for the Fund. The Fund's performance also benefited from the low inflation and decreasing interest rates in the second half of 1997. Because interest rates and bond prices moved in opposite directions, the result was attractive total rates of return for most bonds during 1997. The Fund had virtually no exposure to Southeast Asia and was therefore only slightly impacted by the Asian economic crisis, mainly by the ripple effect of that crisis which caused a devaluation of other currencies relative to the U.S. dollar offsetting the returns from the bond market rallies in other countries for U.S. investors.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held at December 31, 1997; in the case of Class A shares, from the inception of the class on April 15, 1988, in the case of Class B shares, from the inception of the class on May 1, 1993 and in the case of Class C shares, performance is measured from the inception of the class on July 11, 1995. Class Y shares were not publicly offered during the fiscal year ended December 31, 1997. Accordingly, no performance information is presented on Class Y shares in the graphs below.


      The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. The Lehman Brothers Corporate Bond Index includes a factor for the reinvestment of interest, but does not reflect expenses or taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class A) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class A Shares of the Fund at 12/31/971
1 Year            5 Years           Life
         ------------------------------------------



4.90%             6.40%             7.93%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class B) and Lehman Brothers Corporate Bond Index

[graph]
Average Annual Total Return of Class B Shares of the Fund at 12/31/972
1 Year            Life
         ------------------------------------------



4.41%             5.61%


Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class C) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class C Shares of the Fund at 12/31/973
1 Year            Life
         ------------------------------------------



8.39%             6.94%

Total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions (1) The inception date of the Fund (Class A shares) was April 15, 1988. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. (2) Class B shares of the Fund were first publicly offered on May 1, 1993. The average annual total returns reflect reinvestment of all dividends and capital gains distributions, and are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the 1-year period and life- of-the-class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.
(3) Class C shares of the Fund were first publicly offered on July 11, 1995. The average annual total return reflect the reinvestment of all dividends and capital gains distributions and the one year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares


Classes of Shares. The Fund offers individual investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans" defined in "Class A Contingent Deferred Sales Charge" on page
33). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares," below.


      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

     o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor. Please refer to "Buying Class Y Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C for which no initial sales charge is paid.

      o Investing for the Short-Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class
B) shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, respectively, from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

      o Are There Differences in Account Features That Matter to You? Because some account features may not be available to or advisable for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares or Class A shares, subject to a contingent deferred sales charge. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension, profit-sharing, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.


      o There is no minimum investment requirement if you are buying shares by reinvesting dividends and distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


      o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     o Buying Shares Through Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions. -----

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.


Special Sales Charge Arrangements for Certain Persons. Appendix B and Appendix C to this Prospectus set forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds or the former CMIA funds (as defined in each Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                        Front-End Sales      Front-End Sales
                        Charge as a          Charge as a       Commission as
                        Percentage of        Percentage of     Percentage of
                        Amount of Purchase   Offering Price    Amount Invested
                        Offering Price
------------------------------------------------------------------------------


Less than $50,000          4.75%                4.98%             4.00%
------------------------------------------------------------------------------

$50,000 or more but        4.50%                4.71%             3.75%
less than $100,000
------------------------------------------------------------------------------

$100,000 or more but       3.50%                3.63%             2.75%
less than $250,000
------------------------------------------------------------------------------

$250,000 or more but       2.50%                2.56%             2.00%
less than $500,000
------------------------------------------------------------------------------

$500,000 or more but       2.00%                2.04%             1.60%
less than $1 million

      The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000; o Purchases aggregating $1 million or more; o Purchase by a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional
     Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

      o Purchases by an OppenheimerFunds-sponsored rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the distributor for these purchases, or
(2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the distributor for those purchases.


     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.


      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original purchase price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.


     o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.


      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares); or
(2) that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under section 401(a), 403(b) or 457 of the Internal Revenue
Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (who have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor;

     o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements were consummated and share purchases commenced by December 31, 1996.


      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

     o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

     o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment options in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA;

      o for distributions from Retirement Plans with 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option for the Plan; or

     o for distributions from certain 401(k) plan programs sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.


Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original purchase price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.


      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                            Contingent Deferred Sales Charge
Beginning of Month in which            On Redemptions in That Year
Purchase Order Was Accepted            (As % of Amount Subject to Charge)
      ------------------------------------------------------------------------

0 - 1                                  5.0%
1 - 2                                  4.0%
2 - 3                                  3.0%
3 - 4                                  3.0%
4 - 5                                  2.0%
5 - 6                                  1.0%
6 and following                        None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original purchase price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


      o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives from the Fund a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor typically pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase. The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor may pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Fund pays the asset-based sales charge to the Distributor to compensate it for its services rendered in connection with the distribution of Class B and Class C shares. Those services include paying sales commissions, advancing service fee payments, and paying or financing the costs of distributing and selling Class B and Class C shares. The Distributor retains the asset-based sales charges paid by the Fund for Class B shares. For Class C shares, the Distributor retains the asset-based sales charge paid by the Fund during the first year Class C shares are outstanding, and after the first year the Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.


     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares. At December 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $1,268,141 (equal to 2.63% of the Fund's net assets represented by Class B shares on that date). At December 31, 1997, the end of the Class C plan year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class C shares of $120,021 (equal to 1.31% of the Fund's net assets represented by Class C shares on that date). If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waver of the Class B or Class C Contingent Deferred Sales Charge, you must notify the Transfer Agent which conditions apply.


      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have) occurred after the account was established;

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established and for disability; you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o distributions from retirement plans that qualify as "substantially equal periodic payments" under Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

      o distributions from OppenheimerFunds prototype 401(k)plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans for
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries; or

     o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: o shares sold to the Manager or its affiliates; o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or o shares issued in plans of reorganization to which the Fund is a party.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

     While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.


      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.


      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables you to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.


     o Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.


      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Shareholder Transactions by Fax. Certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for more information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site at the following Internet address:

http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:


      o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan in order to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. Automatic Withdrawal Plans are not advisable for Class B and Class C shares subject to a contingent deferred sales charge ("CDSC") unless waivers of the CDSC apply. The checks may be sent to you or sent automatically to your bank account through AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.


      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of the same class of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:


      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers o 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment o Pension and Profit-Sharing Plans for self-employed persons and other employers o 401(k) prototype retirement plans for businesses


      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares


      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares; in writing, or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


      o Retirement Accounts. To sell shares in an OppenheimerFunds-sponsored retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.


      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):


      o You wish to redeem more than $50,000 worth of shares and receive a check

      o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on the account statement o Shares are being transferred to a Fund account with a different owner or name, or o Shares are redeemed by someone other than the owners (such as an Executor)


     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.


Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o     Your name

      o     The Fund's name

      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling

     o The signatures of all registered owners exactly as the account is registered, and

     o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217


Send courier or express mail requests to:

OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your request must be received by the Transfer Agent or its agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. If your Shares are held in an
OppenheimerFunds-sponsored retirement plan or are held under a share certificate, you may not redeem your shares by telephone.

      o To redeem shares through a service representative, call 1-800-852-8457, or o To redeem shares automatically on PhoneLink, call 1-800-533-3310.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account through AccountLink, you may have the proceeds sent to that bank account.

     o Telephone Redemptions Paid by Check. You may redeem up to $50,000 by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.



     o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request checkwriting for an account in this Fund that has the same registration as that other fund account.

     o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

     o Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge. o Checks must be written for at least $100. o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value. o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

      o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:


     o Shares of the fund selected for exchange must be available for sale in your state of residence; o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;

     o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day;

     o You must meet the minimum purchase requirements for the fund you purchase by exchange; and o Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."


      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. If you hold your shares in certificated for, they may not be exchanged by telephone.


     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased into the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.


      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.


     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.


      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     o The  Transfer  Agent  will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.


      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire, certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you under report your income to the Internal Revenue Service.


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B or Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes


Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the last business day of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. It is expected that distributions paid with respect to Class A and Class Y shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

      From time to time, the Fund may adopt the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. A practice of attempting to pay dividends on Class A shares at a constant level would require the Manager, consistent with the Fund's investment objective, investment policies and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. If the Fund, from time to time, seeks to pay dividends on Class A shares at a target level, the Fund anticipates it would pay dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's Class A net asset value per share. The Board of Trustees could change the Fund's targeted dividend level at any time, without prior notice to shareholders. The Fund would not otherwise have a fixed dividend rate. Regardless, there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. So that the Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although the Fund reserves the right not to qualify in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds-sponsored retirement accounts, all distributions are reinvested. For other accounts, you have four options:


     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long- term capital gains distributions in additional shares of the Fund.

      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or you can have them sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.


      o "Buying a Dividend:" If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.


     o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.


      o Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.


      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                          APPENDIX TO PROSPECTUS OF
                             OPPENHEIMER BOND FUND


     Graphic   material   included  in  Prospectus  of  Oppenheimer  Bond  Fund:
"Comparison of Total Return of Oppenheimer Bond Fund and The Lehman Brothers Corporate Bond Index - Change in Value of a $10,000 Hypothetical Investment"

      Linear graphs will be included in the Prospectus of Oppenheimer Bond Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's fiscal years since the inception of the class on April 15, 1988 through December 31, 1997, in the case of Class B shares the graph will cover the period from the inception of the class on May 1, 1993 through December 31, 1997 and in the case of Class C shares the graph will cover the period from inception on July 11, 1995 through December 31, 1997. The graphs will compare such values with the same investments over the same time periods with The Lehman Brothers Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Brothers Corporate Bond Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"

                                                   Lehman Brothers
Fiscal Year           Oppenheimer                  Corporate
(Period) Ended        Bond Fund A                  Bond Index

04/15/88              $9,525                       $10,000(1)
12/31/88              $9,952                       $10,458
12/31/89              $11,077                      $11,931
12/31/90              $11,602                      $12,773
12/31/91              $13,723                      $15,137
12/31/92              $14,653                      $16,452
12/31/93              $16,163                      $18,452
12/31/94              $15,583                      $17,727
12/31/95              $18,169                      $21,670
12/31/96              $19,053                      $22,382
12/31/97              $20,983                      $24,673

                                                   Lehman Brothers
Fiscal Year           Oppenheimer                  Corporate
(Period) Ended        Bond Fund B(1)               Bond Index

05/01/93              $10,000                      $10,000(2)
12/31/93              $10,391                      $10,596
12/31/94              $9,920                       $10,179
12/31/95              $11,513                      $12,443
12/31/96              $11,972                      $12,852
12/31/97              $12,900                      $14,167

                                                   Lehman Brothers
Fiscal Year           Oppenheimer                  Corporate
(Period) Ended        Bond Fund C(2)               Bond Index

07/11/95              $10,000                      $10,000
12/31/95              $10,376                      $10,742
12/31/96              $10,792                      $11,095
12/31/97              $11,805                      $12,230

----------------------
(1) Index value as of March 31, 1988. (2) Index value as of April 30, 1993 (3) Index value as of June 30, 1995.

Note: Index performance plotting points are calculated from month end values.

                                  Appendix A

Description of Securities Ratings


o  Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. The investments in which the Fund will principally invest will be in the lower-rated categories described below.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i. e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

o  Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions. The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds on which no interest is being paid are rated "C".

D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.


o  Fitch Investors Service, Inc.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.


o  Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arrearages.

                                  APPENDIX B

        Special Sales Charge Arrangements for Shareholders of the Fund
          Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o  Reduced  Class  A  Initial  Sales  Charge  Rates  for  Certain  Former  Quest
Shareholders

o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End         Front-End
                        Sales             Sales          Commission
                        Charge            Charge         as
                        as a              as a           Percentage
Number of               Percentage        Percentage     of
Eligible Employees      of Offering       of Amount      Offering
or Members              Price             Invested       Price
------------------------------------------------------------------------------

9 or fewer              2.50%             2.56%          2.00%

------------------------------------------------------------------------------

At least 10 but not
more than 49            2.00%             2.04%          1.60%

      For purchases by Qualified Retirement Plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 33 to 37 of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.



o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                                  APPENDIX C


Special Sale Charge Arrangements for Fund Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc. The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Prospectus are modified as described below for those shareholders of the Fund who were shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").

     o Prior Class A CDSC and Class A Sales Charge Waivers

      o Class A Contingent Deferred Sales Charge. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares of the Fund at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the former CMIA funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the CMIA funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in any of the Oppenheimer funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the CMIA funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Class A shares of the former CMIA funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      o Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one or more of the categories described below and acquired Class A shares of the CMIA funds prior to March 18, 1996 and still holds Class A shares of any Oppenheimer funds: (1) any purchaser, provided the total initial amount invested in the former CMIA funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Oppenheimer funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in any one or more of the former CMIA funds totaled $500,000 or more; (3) Directors of the former CMIA funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the CMIA funds' prior distributor, and its affiliated companies; (5) one or more members of a group of a least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of the Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the CMIA funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the applicable Class A CDSC.

     o Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and acquired through the reorganization of the Connecticut Mutual Income Account Series of CMIA with the Fund and the shares of that series were acquired prior to March 18, 1996, (ii) were acquired by exchange from another CMIA fund and the shares of that fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

      (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) in whole or in part, in connection with shares sold by any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (5) in connection with the former CMIA fund's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the former CMIA fund's Articles of Incorporation, or as adopted by the Board of Directors of the former CMIA funds.

Oppenheimer Bond Fund
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet Web Site:
http://www.oppenheimerfunds.com


Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


PR0285.004.0498 *Printed on recycled paper                            285PSP.B98

OPPENHEIMER BOND FUND

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048


Statement of Additional Information dated April 27, 1998.


      This Statement of Additional Information of Oppenheimer Bond Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 27, 1998. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents


                                                                     Page
About the Fund

Investment Objective and Policies......................................2
   Investment Policies and Strategies..................................2
   Other Investment Techniques and Strategies..........................8
   Other Investment Restrictions......................................21
How the Fund is Managed...............................................23
Organization and History..............................................23
Trustees and Officers of the Fund.....................................24
The Manager and Its Affiliates........................................29
Brokerage Policies of the Fund........................................31
Performance of the Fund...............................................33
Distribution and Service Plans........................................39
About Your Account
How to Buy Shares.....................................................42
How to Sell Shares....................................................50
How to Exchange Shares................................................55
Dividends, Capital Gains and Taxes....................................57
Additional Information About the Fund.................................58


Financial Information About the Fund

Independent Auditors' Report..........................................60
Financial Statements..................................................61
Appendix A: Corporate Industry Classification........................A-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies, and the types of securities in which the Fund invests as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

     o Debt Securities. All debt securities are subject to two types of risk: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

     o Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

     o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

     o Commercial Paper. The Fund's commercial paper investments, in addition to those described in the Prospectus, include the following:

      Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Some investments in master demand notes may be subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.


      Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      o Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrowers. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

      o Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits, other than those maturing in seven days or less, that are subject to withdrawal penalties are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

      Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.



     |X| Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in debt obligations (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Manager will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

      Securities of foreign issuers that are represented by American depository receipts, or that are only listed on a U.S. securities exchange, or are only traded in the U.S. over-the-counter market are not considered "foreign securities," because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

      The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter- American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

      The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

     o U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities and mortgage-backed securities and CMOs.

      o Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

      The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

      o GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

      The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

     o FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     o FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     o Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

        o Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

Other Investment Techniques And Strategies

      o Hedging with Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) purchase puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

      The Fund's strategy of hedging will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

      o Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 50% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.


      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.


     o Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      The Trustees have adopted a non-fundamental policy that the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

      o Purchasing Puts and Calls. The Fund may purchase calls in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on bond indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      Purchasing either a put on Interest Rate Futures or on debt securities it does not own permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an Interest rate Future or debt security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or debt securities move in a similar pattern of the debt securities in the Fund's portfolio.


      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.


      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     o Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.


      A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified to its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by identifying liquid assets of any type, including equity and debt securities of any grade, on its records as segregated, in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


      o Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price movements of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although
Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


      There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments," below for a discussion of the tax treatment of foreign currency exchange contracts.


      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").


      The Fund will identify liquid assets on its records of any type including equity and debt securities of any grade having a value equal to the aggregate net amount of the Fund's exposure under forward contracts entered into with respect to position hedges and cross hedges. If the value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

      A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless subject to a buy-back agreement with the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.


      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will identify liquid assets on its records as segregated, of any type, including equity and debt securities of any grade in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.


      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk when hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.


     o Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Trust's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.


      o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of securities, or loss of rights in the collateral should the borrower fail financially. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.


      o When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify liquid assets on its records as segregated, of any type, including equity and debt securities of any grade at least equal to the value of purchase commitments until payment is made.


      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when- issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Trust may not, on behalf of the Fund do any of the following:

      o The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      o The Fund may not invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent the Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

      o The Fund may not make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;

      o The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

      o The Fund may not purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and

     o The Fund may not make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

      In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


      In accordance with such nonfundamental policies and guidelines, the Fund may not: (1) invest for the purpose of exercising control over, or management of, any company and (2) purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience , if such purchase would cause more than 5% of the current value of the Fund's assets to be invested in such companies.


      For purposes of the Fund's policy not to concentrate investments as described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This policy is not a fundamental policy.

How the Fund is Managed


Organization and History. The Fund is a series of Oppenheimer Integrity Funds (the "Trust"). The Trust was established in 1982 as MassMutual Liquid Assets Trust and changed its name to MassMutual Integrity Funds on April 15, 1988. The Fund was reorganized from a closed-end investment company known as MassMutual Income Investors, Inc. into a series of the Trust on April 15, 1988. On March 29, 1991, the Trust changed its name from MassMutual Integrity Funds to Oppenheimer Integrity Funds and the Fund changed its name from MassMutual Investment Grade Bond Fund to Oppenheimer Investment Grade Bond Fund. On July 10, 1995, the Fund changed its name to Oppenheimer Bond Fund.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholders' meetings. Shareholders of all classes vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular class vote separately on proposals which affect that class, and shareholders of a class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a class vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.


      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while
Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances, the risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund


     The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the trustees are also trustees, directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc.,Oppenheimer Variable Account Funds, and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for Mr. Fossel who is not a trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P., and Ms. Macaskill and Mr. Bowen, who are not trustees or directors of Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds), Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Centennial New York Tax-Exempt Trust nor managing general partners of Centennial America Fund, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of March 27, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, none of the Fund's outstanding Class B, Class C or Class Y shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the Trustees and officers listed below, Ms. Macaskill and Mr. Donohue are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.


Robert G. Avis, Trustee*; Age: 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).



            ------------------------


* A Trustee who is an "interested person" of the Fund and of the Manager. William A. Baker, Trustee; Age: 82
197 Desert Lakes Drive, Palm Springs, California 92264

Management Consultant. Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Charles Conrad, Jr., Trustee; Age: 67
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.


Jon S. Fossel, Trustee+; Age 55
P.O. Box 44, Mead Street, Waccabuc, New York  10597

Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee; Age: 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee; Age: 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. a computer products training company; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 76
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).


            ------------------------


+ Not a Trustee of Centennial New York Tax-Exempt Trust nor a managing General Partner of Centennial America Fund, L.P.

Ned M. Steel, Trustee; Age: 82
3416 South Race Street, Englewood, Colorado 80110
Chartered  Property  and  Casualty  Underwriter;   director  of  Visiting  Nurse
Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman, Chief Executive Officer and Trustee*; Age: 64
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager; formerly President and director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial") and Chairman of the Board of SSI.




Bridget A. Macaskill, President#; Age: 49
Two World Trade Center, New York, New York 10048
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996) ; President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

George C. Bowen, Vice President, Assistant Secretary and Treasurer#; Age: 61 6803 Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief
Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer, director or trustee of other Oppenheimer funds.



            ------------------------


* A Trustee who is an "interested person" of the Fund or the Manager.
# Not a trustee or director of Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds), Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P.

Andrew J. Donohue, Vice President and Secretary; Age: 47
Two World Trade Center, New York, New York 10048

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


Robert G. Zack, Assistant Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller of the Manager.

Scott Farrar, Assistant Treasurer; Age: 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds.


o Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund ( Mr. Swain) who is affiliated with the Manager receives no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.


                                                            Total Compensation
                                     Aggregate              From All
                                     Compensation           Denver-based

Name and Position                    from Fund              Oppenheimer funds1

Robert G. Avis                       $693                   $63,501
  Trustee


         ------------------------


1 For the 1997 calendar year.

                                                            Total Compensation
                                     Aggregate              From All
                                     Compensation           Denver-based

Name and Position                    from Fund              Oppenheimer funds1

William A. Baker                     $846                   $77,502
  Audit and Review
  Committee Ex-Officio
  Member2 and Trustee

Charles Conrad, Jr.                  $786                   $72,000
  Trustee3

Jon S. Fossel                        $691                   $63,277
 Trustee

Sam Freedman                         $727                   $66,501
  Audit and Review Committee
  Member2 and Trustee

Raymond J. Kalinowski                $782                   $71,561
  Audit and Review Committee
  Member2 and Trustee

C. Howard Kast                       $835                   $76,503
  Audit and Review Committee
  Chairman2 and Trustee

Robert M. Kirchner                   $786                   $72,000
  Trustee3

Ned M. Steel                         $693                   $63,501
  Trustee


         ------------------------

1 For the 1997 calendar  year. 2 Committee  positions  effective July 1, 1997.
3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.


Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. None of the Trustees have elected to participate in this plan at this time. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      o Major Shareholders. As of March 27, 1998, the only entities that owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was (i)Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246- 6484 who owned 431,624.172.000 Class B shares on behalf of its clients (approximately 8.66% of the Fund's Class B shares then outstanding) and (ii) Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484 who owned 217,416.200 Class C shares on behalf of its clients (approximately 21.05% of the Fund's Class C shares then outstanding).


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust, and one of whom (Mr. James C. Swain) serve as Trustees of the Trust.


      The Portfolio Managers of the Fund are David P. Negri and Jerry A. Webman, who are principally responsible for the day to day management of the Fund's portfolio. Messrs. Negri and Webman's backgrounds are described in the Prospectus under "Portfolio Manager." Other members of the Manager's fixed income portfolio department, particularly portfolio analysts, traders and other portfolio managers having broad experience with government and corporate fixed-income securities, provide the portfolio managers with support in managing the Fund's portfolio.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

      o The Investment Advisory Agreement. Under the investment advisory agreement dated July 10, 1995 between the Trust on behalf of the Fund and the Manager, the Fund pays a management fee to the Manager at the annual rate of:
0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $200 million; and 0.50% of average annual net assets in excess of $1 billion. Under the prior investment advisory agreement between the Trust on behalf of the Fund and the Manager, the Fund paid a management fee to the Manager at the annual rate of: 0.50% of the first $100 million of average annual net assets; 0.45% of the next $200 million; 0.40% of the next $200 million; and 0.35% of average annual net assets in excess of $500 million. The investment advisory agreement, dated July 10, 1995, between the Trust on behalf of the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. The advisory agreement is subject to annual approval by the Board of Trustees, who may terminate the advisory agreement on sixty days' notice approved by a majority of the Trustees.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     Prior to July 10, 1995, MassMutual served as investment sub-adviser (the "Sub-Adviser") to the Fund pursuant to a sub-advisory agreement between the Manager and MassMutual dated March 28, 1991. Under the sub-advisory agreement, MassMutual was responsible for managing the Fund's portfolio of securities and making investment decisions with respect to the Fund's investments, subject to the Fund's investment objective, policies and restrictions. The Sub-Adviser's fee was paid by the Manager. The sub-advisory agreement was subject to the same renewal, termination and standard of care provisions as the investment advisory agreement. On July 10, 1995, the Fund's shareholders approved a new investment advisory agreement with the Manager, at the fee rate set forth in the Prospectus, under which the Manager performs the investment decision-making functions previously performed by the Sub-Adviser. The sub-advisory agreement terminated effective July 10, 1995 after shareholders approved the investment advisory agreement with the Manager.


      For the fiscal years ended December 31, 1995, 1996 and 1997, the advisory fees paid to the Manager were $820,507, $1,640,483 and $1,751,986 respectively, of which $201,877, $0, and $0 respectively, were paid by the Manager to the Sub-Adviser for the fiscal years ended December 31, 1995, 1996 and 1997.

      o The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B, Class C and Class Y shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Class A, Class B and Class C Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1995, 1996 and 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $166,065, $299,893 and $346,782, respectively, of which the Distributor and on an affiliate, MassMutual Investor Services, Inc. ("MMLISI") retained in the aggregate $59,442 , $117,612 and $134,951 in those respective years. For the fiscal year ended December 31, 1997, the Distributor paid $591,879 to broker-dealers on the sales of the Funds' Class B shares, of which $39,149 went to MMLISI. In addition, the Distributor collected $156,781 from contingent deferred sales charges assessed on Class B shares. For the fiscal year ended December 31, 1997, the Distributor paid $49,753 to broker-dealers on the sales of the Funds' Class C shares of which $1,770 went to MMLISI. In addition, the Distributor collected $1,757 from contingent deferred sales charges assessed on Class C shares. For additional information about distribution of the Fund's shares, payment made by the Fund to the Distributor, and expenses connected with such activities, refer to "Distribution and Service Plans," below.


o The Transfer Agent. OppenheimerFunds Services, an operating division of the Manager which is the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Fund

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers ("brokers"), including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by the Trust's Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Under the advisory agreement, the Manager is authorized to select brokers and dealers which provide brokerage and/or research services for the Fund and/or the other accounts over which it or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency trades in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Most purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's respresenation that the amount of such commissions was reasonably related to the value or benfit of such services.

      During the fiscal years ended December 31, 1995, 1996 and 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $3,742, $13,094 and $21,630, respectively. During the fiscal year ended December 31, 1997, $568, in brokerage commissions was paid by the Fund for research services; the aggregate dollar amount of these transactions was $2,366,847. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.



Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return", "total return," "cumulative total return," "total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns on its shares. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class. Class Y shares were not publicly offered during the Fund's fiscal year ended December 31, 1997 and therefore no performance information is provided in any of the presentations below.

Yields.

     o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

      The symbols above represent the following factors:

       a = dividends and interest earned during the 30-day period.

       b = expenses accrued for the period (net of any expense reimbursements).

       c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

       d = the maximum offering price per share of that class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30 day period. For the 30-day period ended December 31, 1997 the standardized yields for the Fund's class of shares were as follows:



           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   6.36%                                      6.05%
Class B:   5.59%                                      N/A
Class C:   5.60%                                      N/A

       o Dividend Yield. The Fund may quote a "dividend yield" for each class of shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period from net investment income during a stated period. To calculate dividend yield, the dividends of a class declared during a stated 30-day period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:


Dividend Yield of the Class =

                             Dividends of the Class
              ----------------------------------------------------
              Max Offering Price of the Class (last day of period)

                                Divided by number of days (accrual period) x 365


       The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B shares and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

       The dividend yields for the 30-day dividend period ended December 31, 1997 were as follows:


           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   7.40%                                      7.05%
Class B:   6.64%                                      N/A
Class C:   6.63%                                      N/A

       The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.


     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )


       The "average annual total returns" on an investment in Class A shares of the Fund for the 1- and 5-year periods ended December 31, 1997 and for the period from April 15, 1988 (commencement of operations) to December 31, 1997 were 4.90%, 6.41% and 7.93%, respectively.

       The "average annual total returns" on an investment in Class B shares of the Fund for the 1- year period ended December 31, 1997 was 4.41%, and for the period May 1, 1993 (commencement of the Class) through December 31, 1997 was 5.61%.

       The "average annual total returns" on an investment in Class C shares of the Fund for the 1-year period ended December 31, 1997 was 8.39%, and for the period July 11, 1995 (commencement of the Class) through December 31, 1997 was 6.94%.


     o Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: {ERV~-~P} over P ~ =~Total~Return


       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of 1.0% contingent deferred sales charge is applied to the investment result for the 1-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

       The "cumulative total return" on an investment in Class A shares of the Fund (using the method described above) for the period April 15, 1988 (commencement of the Class) through December 31, 1997 was 109.84%.

       The "cumulative total return" on an investment in Class B shares of the Fund (using the method described above) for the period May 1, 1993 (commencement of the Class) through December 31, 1997 was 29.01%.

       The  "cumulative  total return" on an investment in Class C shares of the
Fund  (using  the  method   described  above)  for  the  period  July  11,  1995
(commencement of the Class) through December 31, 1997 was 18.05%.


       o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


       The cumulative total returns at net asset value on the Fund's Class A shares for the fiscal year ended December 31, 1997, and for the period from April 15, 1988 to December 31, 1997 were 10.13% and 120.29%, respectively.

       The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year- ended December 31, 1997 and for the period from May 1, 1993 through December 31, 1997 were 9.41% and 30.98%, respectively.

       The cumulative total return at net asset value on the Fund's Class C shares for the fiscal year- ended December 31, 1997 and for the period from July 11, 1995 through December 31, 1997 the cumulative total return on an investment in Class C shares of the Fund were 9.39% and 18.05%, respectively.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C and Class Y shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.


Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

       For periods ending December 31, 1997 the Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.


       From time to time, the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories; domestic stock funds, international stock funds, taxable bond funds an municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among intermediate bond funds. Investment return measures a fund's or class' 1- 3-, 5- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10- year ranking (weighted 40%, 30% and 30% respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

     The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.


       The total return on an investment in the Fund's Class A, Class B, Class C or Class Y shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Fund Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index generally represents the performance of the general fixed-rate investment grade debt market. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

       Investors may also wish to compare the Fund's Class A, Class B, Class C or Class Y shares return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

       From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the OppenheimerFunds, other than performance rankings of the OppenheimerFunds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares, and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. (For the Distribution and Service Plan for the Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund).

       In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


       Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.


       While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly stating generally the amounts of all payments made pursuant to each Plan and the purpose for which the payments were made. The Class A reports include the identity of each Recipient that received any such payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.


       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate and set no minimum amount.

       For the fiscal year ended December 31, 1997, payments under the Class A Plan totaled $461,146, all of which was paid by the Distributor to Recipients, including $153,632 paid to MMLISI. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B and Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Service fee payments made under the Class B Plan during the fiscal year ended December 31, 1997 totaled $414,137, of which $5,726 the Distributor paid to an affiliate, and $333,996 was retained by the Distributor. Service fee payments made under the Class C Plan during fiscal year ended the December 31, 1997 totaled $61,208, of which $31,990 was retained by the Distributor.

       Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charge and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B or Class C Plan by the Board. The Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge collected on redeemed Class B shares) the Class B sales commissions paid to authorized brokers or dealers.


       Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor
(i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


       Other distribution assistance rendered by the Distributor and Recipients under the Class B and Class C Plans may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B or Class C shareholders, and providing such other information and services in connection with the distribution of Class B or Class C shares as the Distributor or the Fund may reasonably request. The Class B and Class C Plans further provide that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B or Class C shares (i) sold in purchase transactions,
(ii) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) issued pursuant to a plan of reorganization to which the Fund is a party.


About Your Account

How To Buy Shares


Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A Fourth Class of Shares may be purchased only by certain institutional investors at net asset value per share ("Class Y Shares").


     The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by additional expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the NASDAQ Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are generally valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have remaining maturity of 60 days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be in "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

       Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees, the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars in the London foreign exchange market closing price that day, as provided by a reliable bank, dealer or pricing service.

       In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which last sale information is not generally available. The pricing service, when valuing such securities, may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to- market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, aunts, uncles, nieces and nephews, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of remarriage (step-children, step-parents, etc.) are included.

       o The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Champion Income  Fund
Oppenheimer  California  Municipal  Fund
Oppenheimer  Convertible Securities Fund
Oppenheimer  Developing Markets Fund
Oppenheimer  Discovery Fund
Oppenheimer  Disciplined  Value Fund
Oppenheimer  Disciplined  Allocation  Fund
Oppenheimer  Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer  Florida Municipal Fund
Oppenheimer  Global Fund
Oppenheimer  Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer High Yield Fund
Oppenheimer  Intermediate  Municipal Fund
Oppenheimer  Insured Municipal Fund
Oppenheimer  International  Bond Fund
Oppenheimer  International Growth Fund
Oppenheimer International Small Company
  Fund

Oppenheimer   Life  Span  Balanced  Fund
Oppenheimer  Life  Span  Growth  Fund
Oppenheimer  Life  Span  Income  Fund
Limited  Term
New  York  Municipal  Fund
Oppenheimer   Limited-Term  Government  Fund
Oppenheimer  Municipal  Bond  Fund
Oppenheimer Mid-Cap Fund
Oppenheimer Main Street California Municipal
   Fund
Oppenheimer Main Street Income & Growth
   Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Panorama Series Fund, Inc.
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value
   Fund

Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Rochester Fund Municipals
Oppenheimer Series Fund, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

and the following "Money Market Funds:"


Centennial America Fund, L.P.
Centennial  California Tax Exempt Trust
Centennial Government  Trust
Centennial  Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer  Money Market Fund, Inc.


       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except money market funds (under certain circumstances described herein, redemption proceeds of money market fund shares may be subject to a contingent deferred sales charge).

       o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       o Terms of Escrow that Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible or any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.


      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the record keeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the record keeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more is assets, excluding assets held in Money Market Funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less the $3 million in assets, excluding Money Market Funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B contingent deferred sales charge.


How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


      Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individual(s) signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card on the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

     o Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.


      o Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or the Class A contingent deferred sales charge when you redeemed them or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution. Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange their type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charge").


      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Share certificates are not issued for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.


      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, Class B and Class C shares except, Oppenheimer Money Market Fund, Inc. Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer Funds or through OppenheimerFunds-sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted for Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds.

      No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


     When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain, open an account in, and acknowledge receipt of a prospectus for, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.


      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year, and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices of shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the period January 1, 1993 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
January 23, 1998

STATEMENT OF INVESTMENTS December 31, 1997


                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1)
========================
                                                                                                    MORTGAGE-BACKED
OBLIGATIONS--55.6%
---------------------------------------------------------------------------------------------------------- GOVERNMENT AGENCY--36.7%
------------------------------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED--26.7%
Federal Home Loan Mortgage Corp.:
Certificates of Participation:
9%, 3/1/17                                                                                 $   445,202              $   476,977
Series 17-039, 13.50%, 11/1/10                                                                  48,485
57,732 Series 17-094, 12.50%, 4/1/14                                                                   27,295
    31,974 Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 1343, Cl. LA, 8%, 8/15/22                                                             1,600,000
1,751,426 Series 151, Cl. F, 9%, 5/15/21                                                               1,000,000
      1,085,287 Series 1712, Cl. B, 6%, 3/15/09                                                              1,000,000
               975,000 Series 1714, Cl. M, 7%, 8/15/23
1,000,000                1,005,000 Gtd. Multiclass Mtg. Participation Certificates:
Series 1460, Cl. H, 7%, 5/15/07                                                              1,500,000
1,538,430 Series G056, Cl. H, 9%, 7/20/24                                                              2,493,000
        2,717,370 Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1914, Cl. G, 6.50%, 2/15/24                                             3,000,000
2,951,250 Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 9.335%-10.914%, 7/1/26(2)                                                16,225,514
 4,743,428 Principal-Only Stripped Mtg.-Backed Security,
Series 1690, Cl. B, 3.748%, 11/15/23(3)                                                      1,892,161
1,052,515
------------------------------------------------------------------------------------------ Federal National Mortgage Assn.:
11%, 7/1/16                                                                                  4,322,515                4,926,317
7%, 1/1/09-11/1/25                                                                             956,476
972,909 7%, 1/1/13-1/25/28(4)                                                                       22,060,000
22,240,811 7.50%, 2/1/08-3/1/08                                                                           621,862
     639,256 Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1992-34, Cl. G, 8%, 3/25/22                           540,000
 584,717 Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17
484,158                  498,369 Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates: Trust 1991-170, Cl. E, 8%, 12/25/06                                                          2,500,000
              2,616,991 Trust 1992-162, Cl. C, 7%, 10/25/21
8,400,000                8,486,604 Trust 1995-4, Cl. PC, 8%, 5/25/25
            869,210                  952,053 Trust 1997-25, Cl. B, 7%, 12/18/22
                    510,000                  516,345 Trust 1997-27, Cl. J, 7.50%, 4/18/27
                            844,594                  898,896 Interest-Only Stripped Mtg.-Backed Security,
Trust 249, Cl. 2, 9.958%, 10/25/23(2)
11,029,757                3,367,523 Principal-Only Stripped Mtg.-Backed Security,
Trust 277-C1, 8.142%, 4/1/27(3)                                                              1,508,371
1,180,301                                                                                                   -----------
                               66,267,481


                            10 Oppenheimer Bond Fund

                                                                                              FACE     MARKET
VALUE                                                                               AMOUNT(1)            SEE
NOTE (1)
------------------------------------------------------------------------------------ GNMA/GUARANTEED--10.0%
Government National Mortgage Assn.:
                                                                                                                        7%,
1/1/28(4)                                                                         $ 9,950,000      $10,021,540
10%, 11/15/09                                                               244,986                  271,774
10.50%, 12/15/17-5/15/21                                                            249,447
280,187 11%, 10/20/19                                                                 928,361
1,064,710 12%, 1/15/99-5/15/14                                                           9,380
     9,701 13%, 12/15/14                                                            27,374
32,789 6%, 7/20/27                                                                  248,188
251,718 7%, 1/1/28(4)                                                              2,200,000
2,217,886 7%, 7/15/09-7/20/25                                                        1,617,774
  1,657,314 7.50%, 12/1/27(4)                                                         6,900,000
   7,068,222 8%, 6/15/05-10/15/06                                                        1,413,602
      1,468,716 9%, 2/15/09-6/15/09                                                         422,630
         456,835
-----------                                                                                       24,801,392
-------------------------------------------------------------------------------------------------------------------- PRIVATE--18.9%
------------------------------------------------------------------------------------------------------------------ COMMERCIAL--15.3%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg. Pass-Through Certificates,
Series 1997-C1, Cl. E, 7%, 6/17/29(5)                               150,000                  138,656
------------------------------------------------------------------------------------------------------- Asset Securitization Corp.:
Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.33%, 10/13/26(5)(6)                                                  800,000
  859,250 Series 1996-MD6, Cl. A5, 6.957%, 11/13/26(6)
2,000,000                2,080,000 Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)
                 333,000                  329,878 Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)
                               333,000                  321,709 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)
                                             334,000                  309,524 Series 1997-D5, Cl. A6, 7.184%,
2/14/41                                                      1,500,000                1,503,750 Series 1997-D5, Cl.
B1, 6.93%, 2/14/41                                                       2,000,000                1,826,562 Series
1997-MD7, Cl. A6, 8.11%, 1/13/30(6)                                                     200,000
211,219 Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 1.367%, 2/14/41(2)                                                  6,250,000
  678,711
---------------------------------------------- Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 9.55%, 6/22/24(2)(5)                           13,750,315
                657,265
---------------------------------------------------------- CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(6)                                                      250,000
252,675
------------------------------------------------------------ CMC Securities Corp. I, Collateralized Mtg. Obligation,
Series 1993-D, Cl. D-3, 10%, 7/25/23(5)                                                    536,614
565,753
-------------------------------------- Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 1996-C1, Cl. X-2, 0.981%, 12/25/20(2)(5)                       18,624,900
529,646
------------------------------------ FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(5)                                                                   1,000,000
1,037,500 Cl. 2-E, 8.70%, 9/25/25(5)                                                         1,000,000
     1,038,700
----------------------------------- First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series
1997-CHL1:
8.116%, 2/25/11(5)(6)                                                                750,000
638,475 8.116%, 5/25/08(5)(6)                                                        750,000
 760,725





                            11 Oppenheimer Bond Fund

                                                                                FACE                  MARKET
VALUE                                                                             AMOUNT(1)             SEE
NOTE 1
------------------------------------------------------------------------------------ COMMERCIAL  (CONTINUED)
                                                                                                                        General
Motors Acceptance Corp., Collateralized Mtg. Obligations: Series 1995-C2, Cl. D, 7.192%,
1/15/08                                                      $1,500,000       $ 1,503,750 Series 1997-C2, Cl.
F, 6.75%, 4/16/29                                                        1,000,000                  857,187
---------------------------------- GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates,
Series 1997-CL1, Cl. F:
7.353%, 7/13/30                                                                     1,000,000
1,018,125 7.823%, 7/13/30                                                           1,000,000
1,035,937
--------------------------- Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates: Series
1996-C1, Cl. D, 7.42%, 4/25/28                                                        1,500,000
1,529,648 Series 1997-C2, Cl. D, 7.075%, 12/10/29                                     1,000,000
                997,188
----------------------------------- Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1:
Cl. D-1, 7.51%, 2/15/28(5)(6)                                                         1,000,000
1,016,563 Cl. E, 7.51%, 2/15/28(5)(6)                                                 1,100,000
     1,051,359 Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)
225,000                  205,031
-------------------------------                  - NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(5)                                     3,000,000
   3,181,875
------------------------------------------------ Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through Certificates,
Series 1, Cl. D, 7.683%, 12/21/26(5)                                     1,500,000                1,547,400
----------------------------------------------------- Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates: Series
1993-C1, Cl. B, 8.75%, 5/25/24                                               322,008
321,127 Series 1994-C1, Cl. C, 8%, 6/25/26                                          1,500,000
       1,530,900 Series 1995-C1, Cl. D, 6.90%, 2/25/27
2,500,000                2,489,266
----------------------------------------- Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E, 9.187%, 1/20/06
                                                                             700,000                  736,094
----------------------------------------------------------- Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI, Cl. D, 7.15%, 4/12/12                                          2,500,000
2,538,281 Multiclass Pass-Through Certificates, Series 1996-C3, Cl. D, 8%, 6/25/30(5)
 2,500,000                2,531,641
            ------------
37,831,370
---------------------------------------------------------------------------- MANUFACTURED HOUSING--0.1%
Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20                              151,555
            152,123
------------------------------------------------------------------------------------- MULTI-FAMILY--1.1%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                                                     254,890
 242,783 Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%,
6/15/06(7)                                                                     2,250,000                2,138,203
-------------------------------------------------------- Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series
1991-M5, Cl. A, 9%, 3/25/17                                              391,747                  396,419
                                                                                                ------------
                                                               2,777,405


                            12 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET
VALUE                                                                                               AMOUNT(1)             SEE
NOTE (1)
----------------------------------------------------------------------------------------------------------------------- OTHER--0.7%
                                                                                                                       GE Capital
Mortgage Services, Inc., Series 1994-14, Cl. A1, 6.50%, 4/25/24
                          $   47,944             $     47,780
----------------------------------------------- JHM Mtg. Acceptance Corp., Collateralized Mtg. Obligation Bonds, Series E, Cl. 5,
8.96%, 4/1/19                                                               1,548,082                1,619,682
------------------------------------------------------------------------------- Salomon Brothers Mortgage Securities VI:
Interest-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 12.50%, 10/23/17(2)                                                      105,837
30,180 Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 10/23/17(3)                                                              154,135
131,255                                                                                                         ------------
                                                                                                                1,828,897
----------------------------------------------------------------------------------------------------------- RESIDENTIAL--1.7%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11(5)                                                                      1,000,000
1,035,300 Cl. F, 7.50%, 6/20/13(5)                                                                       150,000
    145,500 Cl. G, 7.50%, 6/20/14(5)                                                                       150,000
      138,705 Cl. H, 7.50%, 8/20/14(5)                                                                       105,000
         82,908
------------------------------------------------------------------------------ NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(6)                                                             500,000
520,938
--------------------------------------------- Residential Funding Corp., Mtg. Pass-Through Certificates, Series 1993-S10, Cl. A9,
8.50%, 2/25/23                                                        490,776                  507,340
------------------------------------------------------------------------ Ryland Mortgage Securities Corp. III, Sub. Bonds,
Series 1992-A, Cl. 1A, 8.268%, 3/29/30(6)                                                      343,559
349,357
----------------------------------------------- Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 7.136%, 4/25/26
                                                               1,965,016                1,387,793
                                                                 ------------
                                                   4,167,841
                                               ------------ Total Mortgage-Backed Obligations (Cost
$135,028,453)                                                               137,826,509
============================================================================================================================= U.S.
GOVERNMENT OBLIGATIONS--12.5%
------------------------------------------------------------------------------------------------------------- U.S. Treasury Bonds:
10.375%, 11/15/09                                                                            5,500,000
6,876,721 11.625%, 11/15/04                                                                            2,375,000
  3,151,331 12.75%, 11/15/10                                                                             1,000,000
   1,427,501 8.875%, 8/15/17(8)                                                                           6,000,000
     7,963,128 STRIPS, 6.374%, 2/15/07(9)                                                                     725,000
              427,004 STRIPS, 6.52%, 8/15/22(9)
2,000,000                  456,670
------------------------------------------------------------------------------------------------------------- U.S. Treasury Nts.:
6%, 8/15/00                                                                                  1,000,000                1,007,501
6.125%, 8/15/07                                                                              6,000,000
6,168,756 7.50%, 10/31/99                                                                              3,430,000
3,537,191                                                                                                           ------------
Total U.S. Government Obligations (Cost $29,886,433)
31,015,803


                            13 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET
VALUE                                                                                               AMOUNT(1)             SEE
NOTE (1)
================================================================================================================================
CORPORATE BONDS AND NOTES--
BASIC INDUSTRY--2.0%
------------------------------------------------------------------------------------------------------------------ CHEMICALS--1.4%
FMC Corp., 8.75% Sr. Nts., 4/1/99                                                           $  250,000               $
257,366
----------------------------------------------------------------------- Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                                                 100,000                  107,250
---------------------------------------------------Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)
150,000                  148,500
----------------------------------------------------------------------- NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03
492,000                  547,350
-------------------------------------------------------------- Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07
200,000                  202,500
--------------------------------------------------------------------- Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03
900,000                  944,395
---------------------------------------------------------------------------------------- Rohm & Haas Co., 9.50% Debs., 4/1/21
500,000                  572,630
------------------------------------------------------------- Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)
175,000                  180,250
-------------------------------------------------------------------Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06
470,000                  481,750
         -----------
3,441,991
---------------------------------------------------------------------------------------------------------------CONTAINERS--0.1%
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                                      250,000
        266,250
---------------------------------------------------------------------------------------------------------------------- PAPER--0.3%
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec.
Nts., 7/15/00(6)                                                                               100,000                   99,000
------------------------------------------------------------------- Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07
200,000                  204,000
------------------------------------------------------------------------- Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                                                  415,538                  431,251
                                                                                              -----------
                                                                                               734,251
---------------------------------------------------------------------------------------------------------------------- STEEL--0.2%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                      350,000
360,500
------------------------------------------------------------ Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(7)
200,000                  201,750
         -----------
562,250
----------------------------------------------------------------------------------------------------------- CONSUMER RELATED--4.4%
---------------------------------------------------------------------------------------------------------- CONSUMER PRODUCTS--0.4%
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                              400,000
         449,000
----------------------------------------------------------------------- TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)
370,000                  445,850
         -----------
894,850
--------------------------------------------------------------------------------------------------- FOOD/BEVERAGES/TOBACCO--0.9%
B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(7)                                       250,000
           251,975
---------------------------------------------------------------------------- Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26
2,000,000                2,030,054
            -----------
2,282,029


                            14 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1)
----------------------------------------------------------------------------------------------------------------- HEALTHCARE--0.5%
HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                                              $  500,000
       $   525,000
------------------------------------------------------------------------------------ Imcera Group, Inc., 6% Nts., 10/15/03 500,000
                492,542
-------------------------------------------------- Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)
30,000                   30,900
---------------------------------------------------------------------- Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)
220,000                  226,600
         -----------
1,275,042
--------------------------------------------------------------------------------------------------HOTEL/GAMING---1.6%
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                                150,000
 155,250
------------------------------------ Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03
    300,000                  289,500
-------------------------------------------------------------------- Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03
300,000                  324,000
------------------------------------------------------------------------------------- Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07
1,000,000                1,076,652
----------------------------------------------------------------- HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07
800,000                  834,000
------------------------------------------------------------------------------- HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07
500,000                  528,750
---------------------------------------------------------------------------- Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07
100,000                  105,250
------------------------------------------------------------------------------ Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                                                       310,000
398,350
-------------------------------------------------------------------------- Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05
100,000                  108,500
------------------------------------------------------------------------ Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)
150,000                  150,750
         -----------
3,971,002
---------------------------------------------------------------------------------------------------------------- RESTAURANTS--0.7%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                      160,000
168,800
----------------------------------------------------------------------------------------------------------------- Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                                                                         689,000
704,502 9.75% Sr. Sub. Nts., 6/1/02                                                                    750,000
   774,375                                                                                                          -----------
                                                                                                                  1,647,677
------------------------------------------------------------------------------------------------------------ TEXTILE/APPAREL--0.3%
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                               100,000
  107,375
---------------------------------------------------------------------------------------- Fruit of the Loom, Inc., 7% Debs., 3/15/11
500,000                  492,877
-------------------------------------------------------------------- William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06
200,000                  211,000
         -----------
811,252
--------------------------------------------------------------------------------------------------------------------- ENERGY--5.4%
------------------------------------------------------------------------------ Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07
400,000                  406,000
----------------------------------------------------------------- Chesapeake Energy Corp., 12% Gtd. Sr. Exchangeable Nts., 3/1/01
   675,000                  710,437
---------------------------------------------------------------------------------- Clark R&M, Inc., 8.375% Sr. Nts., 11/15/07(7)
200,000                  201,750
-------------------------- Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03                                                   50,000
                54,687
--------------------------------------------------------------------------------- Coastal Corp., 8.75% Sr. Nts., 5/15/99  325,000
               335,998
--------------------------------------------------------------------------- Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)
2,000,000                2,013,104
-------------------------------------------------------------------------- Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07
1,000,000                1,027,105

                            15 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1)
------------------------------------------------------------------------------------------------------------ ENERGY (CONTINUED)
                                                                                                                        Global
Marine, Inc., 7.125% Nts., 9/1/07(5)                                                 $2,000,000              $
2,020,000
------------------------------------------------------------------------------- Gothic Energy Corp., 12.25% Sr. Nts., 9/1/04(5)
200,000                  210,000
-------------------------------------------------------------------------- J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06
600,000                  645,750
--------------------------------------------------------------------------- McDermott, Inc., 9.375% Nts., 3/15/02
100,000                  106,485
----------------------------------------------------------------------- Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19
2,000,000                2,236,314
----------------------------------------------------------------- Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06
750,000                  678,750
------------------------------------------------------------------------ Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                                                        198,646
200,689
--------------------------------------------------------------------------- Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07
400,000                  409,000
------------------------------------------------------------------------------- TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21
1,500,000                1,995,000
------------------------------------------------------------------------------- Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07
65,000                   64,025
      -----------
13,315,094
-----------------------------------------------------------------------------------------------------FINANCIAL SERVICES--10.4%
------------------------------------------------------------------------------------------------------ BANKS AND THRIFTS--1.4%
Banque Nationale de Paris, 9.875% Debs., 5/25/98                                               205,000
    207,945
-------------------------------------------------------------------------- Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98
25,000                   25,004
-------------------------------------------------------------------------------- Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27
1,000,000                1,069,495
----------------------------------------------------------------------- First Fidelity Bancorp, 8.50% Sub. Capital Nts., 4/1/98
325,000                  326,728
----------------------------------------------------------------------------------------------- First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                                                                 150,000
168,750 9.125% Sr. Sub. Nts., 1/15/03                                                                  500,000
     527,500
---------------------------------------------------------- National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03
   70,000                   80,557 Royal Bank of Scotland Group (The) plc, 10.125% Gtd. Sub.
------------------------------------------------------------------------------------------------- Capital Nts., 3/1/04   500,000
   591,194
------------------------------------------------------------------------------- Suntrust Banks, Inc., 8.875% Debs., 2/1/98
500,000                  501,029
         -----------
3,498,202
-----------------------------------------------------------------------------------------------------DIVERSIFIED FINANCIAL--7.3%
Associates Corp. of North America, 7.40% Medium-Term Nts., 7/7/99
300,000                  305,592
----------------------------------------------------------------------- Beneficial Corp., 12.875% Debs., 8/1/13      20,000
                 21,734
------------------------------------------------------------- BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12
1,500,000                1,756,584
------------------------------------------------------------- Enterprise Rent-A-Car USA Finance Co., 7.875% Nts., 3/15/98(7)
 1,500,000                1,505,331
----------------------------------------------------------------------------- Ford Motor Credit Co., 6.75% Nts., 8/15/08
1,000,000                1,012,842
------------------------------------------------------------------------------ Merrill Lynch & Co., Inc., 6.875% Nts., 3/1/03
750,000                  770,451
----------------------------------------------------------------- Midland American Capital Corp., 12.75% Gtd. Nts., 11/15/03
205,000                  215,084
-------------------------------------------------------------------------------- NationsBank Corp., 10.20% Sub. Nts., 7/15/15
1,300,000                1,748,590
------------------------------------------------------------------------- Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27
300,000                  327,000
------------------------------------------------------------------------- Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99
1,825,000                1,868,676
---------------------------------------------------------------------------Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04
1,000,000                1,003,500
-------------------------------------------------------------------------Ryder System, Inc., 8.75% Debs., Series J, 3/15/17
1,600,000                1,671,586
--------------------------------------------------------------------Salomon, Inc, 7.30% Nts., 5/15/02                 1,000,000
             1,035,115

                            16 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1
-
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts., Series B, 4/1/02
                                                  $1,125,000              $ 1,209,375
------------------------------------------------------------------------- Source One Mortgage Services Corp., 9% Debs., 6/1/12
1,250,000                1,379,060
-------------------------------------------------------------------------- Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27
2,000,000                2,180,952
            -----------
18,011,472
---------------------------------------------------------------------------------------------------------------INSURANCE--1.7%
Aetna Services, Inc., 8% Debs., 1/15/17                                                        849,000
868,270
----------------------------------------------------------------------------------- Allmerica Capital I, 8.207% Debs., 2/3/27
2,000,000                2,209,596
---------------------------------------------------------------- Liberty Mutual Insurance Co., 7.697% Nts., 10/15/2097(5)
1,000,000                1,051,292
-------------------------------------------------------------------------------Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03
200,000                  214,000
         -----------
4,343,158
----------------------------------------------------------------------------------------------------HOUSING RELATED--0.8%
------------------------------------------------------------------------------------------------------ BUILDING MATERIALS--0.1%
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                                250,000
256,250
-------------------------------------------------------------------------------------------------- HOMEBUILDERS/REAL ESTATE--0.7%
Continental Homes Holding Corp., 10% Gtd. Unsec. Bonds, 4/15/06                                 50,000
                54,750
------------------------------------------------------------------------- Greystone Homes, Inc., 10.75% Sr. Gtd. Nts., 3/1/04(5)
50,000                   54,750
--------------------------------------------------------------------------------- Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07
250,000                  255,000
--------------------------------------------------------------------------- Trizec Hahn Corp., 7.95% Sr. Unsec. Debs., 6/1/07CAD
2,000,000                1,450,435
            -----------
1,814,935
-------------------------------------------------------------------------------------------------------------- MANUFACTURING--7.1%
----------------------------------------------------------------------------------------------------------------- AEROSPACE--2.3%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                                       100,000
104,500
----------------------------------------------------------------------------------------------------------------- Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                                        125,000
132,500 12.25% Pass-Through Certificates, 12/1/02                                                    1,000,000
            1,115,000
-------------------------------------------------------------------- Boeing Co., 7.50% Debs., 8/15/42                2,000,000
             2,254,914
------------------------------------------------------------------- Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03
1,000,000                1,028,125
-------------------------------------------------------------SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)
250,000                  260,000
------------------------------------------------------------------------------- Southwest Airlines Co., 9.25% Debs., 2/15/98
500,000                  501,700
-------------------------------------------------------------- Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(7)
250,000                  252,500
         -----------
5,649,239
--------------------------------------------------------------------------------------------------------------AUTOMOTIVE--2.7%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                                   100,000
        105,000
------------------------------------------------------------------------------------- Chrysler Corp., 7.40% Debs., 8/1/2097
3,000,000                3,212,247
-------------------------------------------------------------------------------------- Ford Motor Co., 8.875% Debs., 11/15/22
2,000,000                2,267,818
------------------------------------------------------------------- Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06
200,000                  224,000
--------------------------------------------------------------------------------- Johnson Controls, Inc., 7.70% Debs., 3/1/15
500,000                  564,073
------------------------------------------------------------------- Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07
200,000                  213,500
         -----------
6,586,638

                            17 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1)
CAPITAL GOODS--2.1%
Caterpillar, Inc., 9.75% Debs., 6/1/19                                                      $1,750,000
$1,895,626
--------------------------------------------------------------------------------------------------------- Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                                       650,000
711,750 12.50% Debs., 7/15/07(7)(10)                                                                   137,982
      148,331
----------------------------------------- Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05
                                                                    500,000                  560,000
---------------------------------------------------------- Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07
325,000                  337,187
---------------------------------------------------------------------------Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07
150,000                  150,375
-------------------------------------------------------Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts., 6/15/07(5)
    200,000                  202,500
------------------------------------------------------------------Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07
250,000                  263,125
-------------------------------------------------------------------------- Westinghouse Electric Corp., 8.375% Nts., 6/15/02
1,000,000                1,050,813
            -----------
5,319,707
------------------------------------------------------------------------------------------------------------------ MEDIA--2.9%
----------------------------------------------------------------------------------------------------------- BROADCASTING--0.9%
Allbritton Communications Co., 11.50% Sr. Sub. Debs., 8/15/04                                  675,000
            710,437
------------------------------------------------------------ Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07
175,000                  179,812
-------------------------------------------------------------- Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02
  520,000                  559,000
----------------------------------------------------------------- Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05
200,000                  211,500
----------------------------------------------------------------------------------------------------- Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                                  300,000
298,500 9% Sr. Sub. Nts., Series B, 1/15/06                                                            400,000
       402,000
-----------                                                                                                            2,361,249
----------------------------------------------------------------------------------------------------------- CABLE TELEVISION--1.2%
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02                                                                        150,000
153,750 9.875% Sr. Nts., Series B, 3/1/07                                                              200,000
      212,500
--------------------------------------------EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)
        250,000                  230,000
----------------------------------------------------------------------------- EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02
525,000                  569,625
--------------------------------------------------- Knology Holdings, Inc., Units (each unit consists of $1,000 principal amount of
0%/11.875% sr. disc. nts., 10/15/07 and one warrant to purchase .003734 shares of preferred
stock)(5)(11)(12)                                         200,000                  110,000
------------------------------------------------------------------ Optel, Inc., 13% Sr. Nts., Series B, 2/15/05           100,000
                106,500
----------------------------------------------------------------------- Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD
600,000                  409,445
------------------------------------------------------------------------ TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07
1,000,000                1,111,644
            -----------
2,903,464


                            18 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET
VALUE                                                                                               AMOUNT(1)             SEE
NOTE (1)
DIVERSIFIED MEDIA--0.6%
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                          $  500,000
 $   530,000
---------------------------------------------------------------- Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)
100,000                  106,750
----------------------------------------------------------------------------------------------------------- Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                                  400,000
413,000 9.625% Sr. Sub. Nts., 12/1/06                                                                  150,000
     162,188
------------------------------------------------------------------------ Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07
200,000                  209,000
         -----------
1,420,938
---------------------------------------------------------------------------------------------- ENTERTAINMENT/FILM--0.1%
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                      250,000
        250,090
-------------------------------------------------------------------------------------------------------- PUBLISHING/PRINTING--0.1%
American Lawyer Media Holdings, Inc., 9.75% Sr. Nts., 12/15/07(7)                              250,000
               255,000
---------------------------------------------------------------------------------------------------------------------- OTHER--1.2%
-------------------------------------------------------------------------------------------------------------- CONGLOMERATES--0.0%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)                                  100,000
              99,500
-------------------------------------------------------------------------------------------------------------------- SERVICES--1.2%
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                                               750,000
     800,963
------------------------------------------------------------------------------------------------------- ENSCO International, Inc.:
6.75% Nts., 11/15/07                                                                         1,000,000
1,007,035 7.20% Nts., 11/15/27                                                                         1,000,000
  1,018,462
-------------------------------------------------------------- Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07
 200,000                  211,250
          -----------
3,037,710
------------------------------------------------------------------------------------------------------------------ RETAIL--1.7%
--------------------------------------------------------------------------------------------------------- DEPARTMENT STORES--0.3%
Sears Canada, Inc., 11.70% Debs., 7/10/00CAD                                                   500,000
    397,807
------------------------------------------------------------------------- Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99
 300,000                  308,082
          -----------
705,889
------------------------------------------------------------------------------------------------------ SPECIALTY RETAILING--0.3%
May Department Stores Cos., 10.625% Debs., 11/1/10                                             405,000
        545,305
----------------------------------------------------------- Specialty Retailers, Inc., 9% Gtd. Unsec. Sr. Sub. Nts., 7/15/07
100,000                  102,500
         -----------
647,805
------------------------------------------------------------------------------------------------------------- SUPERMARKETS--1.1%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., 7/31/07(7)                                          550,000
    583,000
-------------------------------------------------------------------------------------- Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03
1,000,000                1,050,837
------------------------------------------------------------------------------ Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04
300,000                  337,500
------------------------------------------------------------------- Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)
500,000                  520,000
----------------------------------------------------- Stater Brothers Holdings, Inc., 9% Unsec. Sr. Sub. Nts., 7/1/04
150,000                  157,500
         -----------
2,648,837


                            19 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET
VALUE                                                                                               AMOUNT(1)            SEE
NOTE (1)
----------------------------------------------------------------------------------------------------- TECHNOLOGY--3.1%
--------------------------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--2.7%
                                                                                                                        Cellular
Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.198%, 8/15/00(9)                                                         $1,450,000
$1,167,250
------------------------------------------------------- Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts., 4/15/04(11)
    300,000                  287,250
---------------------------------------------------------------------------------- Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07
250,000                  255,000
------------------------------------------------------------------------ General Electric Capital Corp., 8.75% Debs., 5/21/07
1,000,000                1,172,150
----------------------------------------------------------------------------- Metrocall, Inc., 9.75% Sr. Sub. Nts., 11/1/07(7)
50,000                   49,625
---------------------------------------------------------------------------------------------------- Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(11)                                                        50,000
31,750 0%/11.50% Sr. Disc. Nts., 9/1/03(11)                                                           250,000
        250,000
-------------------------------------------------------------------------------- Omnipoint Corp., 11.625% Sr. Nts., 8/15/06
70,000                   74,200
--------------------------------------------------- ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04
                 65,000                   70,850
-------------------------------------------------- Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)
    200,000                  149,500
---------------------------------------------------------------------------------------------------- PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(11)                                                     200,000
206,000 0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)                                                     1,050,000
            1,170,750 10.75% Sr. Nts., 11/1/04
520,000                  565,500
---------------------------------------------------- Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of
0%/13.50% sub. disc. nts., 8/15/06 and one warrant to purchase six ordinary shares)(5)(11)(12)
                                                1,000,000                  380,000
------------------------------------------- Star Choice Communications, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. sec. nts., 12/15/05 and one warrant to buy common stock)(12)
                                     200,000                  206,000
--------------------------------------------------------------- Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07              200,000
               206,000
------------------------------------------------------------------------------- Unisys Corp., 11.75% Sr. Nts., 10/15/04
300,000                  344,250
----------------------------------------------------------- USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04
100,000                   98,000
        -----------
6,684,075
------------------------------------------------------------------------------------------ TELECOMMUNICATIONS/TECHNOLOGY--0.4%
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06(11)                          145,000
              116,725
-------------------------------------------------- COLT Telecom Group plc, Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase 7.8 ordinary shares)(11)(12)
                                                    350,000                  273,000
---------------------------------------------------------------------------------------- GST Telecommunications, Inc., 0%/13.875%
Cv. Sr. Sub. Disc. Nts., 12/15/05(7)(11)                                                       100,000
76,813
-------------------------------------------------- McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(11)
65,000                   47,125
------------------------------------------------------------------ NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07
  100,000                  104,000
------------------------------------------------------------------------ NTL, Inc., 10% Sr. Nts., 2/15/07            100,000
            105,750
------------------------------------------------------------------------------ Qwest Communications International, Inc., 0%/9.47%
Sr. Disc. Nts., 10/15/07(7)(11)                                                                365,000
248,200
----------------------------------------------------------------------------------- Teleport Communications Group, Inc., 0%/11.125%
Sr. Disc. Nts., 7/1/07(11)                                                                     150,000
122,625                                                                                                       -----------
                                                                                                               1,094,238


                            20 Oppenheimer Bond Fund

                                                                                              FACE                MARKET VALUE
                                                                                             AMOUNT(1)           SEE NOTE (1)
------------------------------------------------------------------------------------------------- TRANSPORTATION--1.6%
------------------------------------------------------------------------------------------------------ RAILROADS--1.3%
                                                                                                                       Canadian
Pacific Ltd., 9.45% Debs., 8/1/21                                                  $1,000,000             $
1,278,950
---------------------------------------------------------- Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05
750,000                  758,272
---------------------------------------------------------------------- Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(11)                                                       1,100,000
968,000
---------------------------- Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00      100,000                  107,286
        ------------
3,112,508
--------------------------------------------------------------------------------------------------------------- SHIPPING--0.2%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                               400,000
426,000 Units (each unit consists of $1,000 principal amount of 12% second priority ship mtg.
nts., 6/30/07 and 7.66 warrants)(7)(12)                              100,000                  113,000
                                                                                                  -----------
                                                                                   539,000
----------------------------------------------------------------------------------------------------------------- TRUCKING--0.1%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                                   350,000
         362,250
---------------------------------------------------------------------------------------------------------------- UTILITIES--2.8%
------------------------------------------------------------------------------------------------------- ELECTRIC UTILITIES--0.7%
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                        300,000
   324,000
------------------------------------------------------------------------- Calpine Corp., 8.75% Sr. Nts., 7/15/07(7)
185,000                  189,625
-------------------------------------------------------------------- Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98
250,000                  250,597
------------------------------------------------------------------------ First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(5)                                                                       197,000
209,063
--------------------------------------------------- Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22
250,000                  276,115
------------------------------------------------------------------ South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06
500,000                  583,366
        ------------
1,832,766
---------------------------------------------------------------------------------------------------------- GAS UTILITIES--0.8%
Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                                              500,000
     557,739
---------------------------------------------------------------------------------- National Fuel Gas Co., 7.75% Debs., 2/1/04
500,000                  532,226
------------------------------------------------------------------------- Texas Gas Transmission Corp., 8.625% Nts., 4/1/04
500,000                  555,629
-------------------------------------------------------------------------- Union Gas Ltd., 13% Debs., 6/30/03CAD
464,000                  338,197
        ------------
1,983,791
------------------------------------------------------------------------------------------------------ TELEPHONE UTILITIES--1.3%
GTE Corp., 8.85% Debs., 3/1/98                                                                 300,000
301,217
--------------------------------------------------------------------------- New York Telephone Co., 9.375% Debs., 7/15/31
2,500,000                2,817,648
           ------------
3,118,865                                                                                                         ------------
Total Corporate Bonds and Notes (Cost $103,314,823)
107,739,264


                            21 Oppenheimer Bond Fund

                                                                                                            MARKET VALUE
                                                                                          SHARES             SEE NOTE (1)
============================================================================================================== COMMON
STOCKS-
Optel, Inc. (Cost $0)(5)(13)                                                                       100              $        --
====================================================================================================== PREFERRED
STOCKS--1.4%
--------------------------------------- Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred Securities, Series A
                                                                   80,000                2,075,000
--------------------------------------------- CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B, Non-Vtg.
            13,000                  444,437
-------------------------------------------------------------------------- EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(7)(10)                                                      100
104,750
--------------------------------------------------------------------- Fresenius Medical Care Trust, 9% Preferred Securities
505,000                  530,250
--------------------------------------------------------- NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(10)
            3,381                  210,467
------------------------------------------------------------- SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(10)
       53                   60,554
      ----------- Total Preferred Stocks (Cost $3,165,304)
            3,425,458
                                                                                                 UNITS
========================================================================================================================== RIGHTS,
WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------ American Communications Services, Inc. Wts., Exp. 11/05(5)
   300                   28,650
---------------------------------------------------------------- Cellular Communications International, Inc. Wts., Exp. 8/03(5)
 500                    8,500
----------------------------------------------------------------------------- Gothic Energy Corp. Wts., Exp. 9/04        2,800
                5,600
--------------------------------------------------------------- ICG Communications, Inc. Wts., Exp. 9/05(5)
1,980                   24,750
----------------------------------------------------------------------- NEXTLINK Communications, Inc. Wts., Exp. 2/09(5)
3,050                       31 Orion Network Systems, Inc. Wts., Exp. 1/07(5)
             200                    2,500
             ----------- Total Rights, Warrants and Certificates (Cost $3,500)
                           70,031

                                                                                         FACE AMOUNT(1)
================================================================================================================================
STRUCTURED INSTRUMENTS--0.5%
--------------------------------------------------------------------------- Bayerische Landesbank Girozentrale (New York Branch)
Lehman Brothers High Yield Bond Index Nts., 12.50%, 2/4/98                                  $  500,000
             499,200
---------------------------------------------------------- Shoshone Partners Loan Trust, 7.50% Sr. Nts., 5/31/02(5)(6)
742,000                  786,944
        ------------ Total Structured Instruments (Cost $1,242,000)
                   1,286,144
================================================================================================================================
REPURCHASE AGREEMENTS--2.1%
------------------------------------------------- Repurchase agreement with First Chicago Capital Markets, 6.60%, dated 12/31/97, to be repurchased at $5,201,907 on 1/2/98, collateralized by U.S. Treasury Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of $3,854,252, and U.S. Treasury Nts., 5.875%-7.50%,
9/30/01-12/31/01,
with a value of $1,452,554 (Cost $5,200,000)                                                 5,200,000
5,200,000
------------------------------------------------------------------------ TOTAL INVESTMENTS, AT VALUE (COST $277,840,513)
              115.5%              286,563,209
-------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS
     (15.5)             (38,414,567)
-----------             ------------ NET ASSETS
 100.0%             $248,148,642
===========             ============


                            22 Oppenheimer Bond Fund

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: CAD--Canadian Dollar.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline and prepayment rates increase. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. 4. When-issued security to be delivered and settled after December 31, 1997. 5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,623,957 or 4.28% of the Fund's net assets as of December 31, 1997.

8. Securities with an aggregate market value of $929,032 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements. 9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Interest or dividend is paid in kind.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

13. Non-income producing security.

See accompanying Notes to Financial Statements.

                            23 Oppenheimer Bond Fund

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1997



===============================================
                                                             ASSETS
Investments, at value (cost $277,840,513)                                                              $286,563,209
- Cash                                                                                                        390,159
-------------------------------------------------------------------------- Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                   20,641
-------------------------------------------------------------------------------------------------------------------- Receivables:
Investments sold                                                                                         16,365,960 Interest
and principal paydowns                                                                           3,656,399 Shares of
beneficial interest sold                                                                          301,417 Daily variation on
futures contracts--Note 6                                                                 82,564
------------------------------------------------------------------------------------------------------ Other       5,691
                                                                               ------------ Total assets
                                                      307,386,040
=================================================================================================================== LIABILITIES
Payables and other liabilities:
Investments purchased (including $57,811,085 purchased on a when-issued basis)--Note 1
                                                                 58,014,647 Dividends
                                              631,775 Shares of beneficial interest redeemed
                                    258,531 Distribution and service plan fees
                       150,358 Transfer and shareholder servicing agent fees
                  47,292 Other
134,795                                                                                                        ------------ Total
liabilities                                                                                        59,237,398
=================================================================================================================== NET ASSETS
                                                                $248,148,642
                                      ============
============================================================================================================ COMPOSITION OF NET
ASSETS
Paid-in capital                                                                                        $241,988,295
--------------------------------------------------------------------------------- Undistributed net investment income    6,579
--------------------------------------------------------------------------------- Accumulated net realized loss on investments and
foreign currency transactions                                                                            (2,819,276)
--------------------------------- Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                  8,973,044
                                                ------------- Net assets
                       $248,148,642
=============



                            24 Oppenheimer Bond Fund

======================================
                                                                             NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $190,705,711 and 17,383,073 shares of beneficial interest outstanding)
      $10.97 Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                                      $11.52
---------------------------------------------------------------------------------------------------------------- Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,254,895 and 4,399,924 shares of beneficial
interest outstanding)                                                         $10.97
----------------------------------------------------------------------------------------------------------------- Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,188,036 and 837,017 shares of beneficial
interest outstanding)                                          $10.98

See accompanying Notes to Financial Statements.



                            25 Oppenheimer Bond Fund

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1997

================================================
                                               INVESTMENT INCOME
Interest                                                                                            $19,692,749
---------------------------------------------------------------------------------------------------------------
Dividends                                                                                               196,995
                                                                        ----------- Total income
                                             19,889,744
======================================================================================================== EXPENSES
Management fees--Note 4                                                                               1,751,986
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                 461,146 Class B
                                                                               414,137 Class C
                                                   61,208
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   412,037
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     154,722
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              49,736
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  18,708
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               6,839
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    15,848
                                                                     ----------- Total expenses
                                            3,346,367
================================================================================================= NET INVESTMENT INCOME
                                                                     16,543,377
======================================================================================================== REALIZED AND UNREALIZED
GAIN (LOSS) Net realized gain (loss) on: Investments
                        2,873,379 Closing of futures contracts--Note 6
           (688,832) Closing and expiration of options written--Note 7
      (29,905) Foreign currency transactions
42,729                                                                                                     ----------- Net realized
gain                                                                                     2,197,371
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                           3,870,507 Translation of
assets and liabilities denominated in foreign currencies                                (205,493)
                                                                               ----------- Net change
                                                    3,665,014
                 ----------- Net realized and unrealized gain
5,862,385
=================================================================================== NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                $22,405,762
                                                        ===========

See accompanying Notes to Financial Statements.


                            26 Oppenheimer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                        YEAR ENDED DECEMBER 31,
                                                                              1997                     1996
=================================================================================================
                                                                                           OPERATIONS
Net investment income                                                                 $  16,543,377              $
15,830,998
---------------------------------------  Net realized gain    2,197,371  313,209

---------------------------------------------------------  Net change in unrealized appreciation or depreciation
3,665,014                (5,325,416)
------------              ------------ Net increase in net assets resulting from operations
          22,405,762                10,818,791
===================================================================================================================== DIVIDENDS
AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                 (13,459,796)              (12,577,460)
Class B                                                                                  (2,655,088)               (2,405,982)
Class C                                                                                    (389,245)                 (214,115)
--------------------------------------------------------------------------------------------- Tax return of capital distribution:
Class A                                                                                         --                  (517,955) Class
B                                                                                  --                  (103,919) Class C
                                                                               --                   (11,567)
==================================================================================================================== BENEFICIAL
INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                  (7,491,024)               28,392,776
Class B                                                                                   8,379,500                   659,280
Class C                                                                                   4,696,745                   404,645
======================================================================================================================= NET ASSETS
Total increase                                                                           11,486,854                24,444,494
-------------------------------------------------------------------- Beginning of period                           236,661,788
212,217,294                                                                                        ------------
------------ End of period (including undistributed net investment
income of $6,579 for the year ended 12/31/97)                                          $248,148,642
$236,661,788                                                                                        ============
============

See accompanying Notes to Financial Statements.


                            27 Oppenheimer Bond Fund

FINANCIAL HIGHLIGHTS


                                                CLASS A

-----------------------------------------------------------------------------------
      YEAR ENDED DECEMBER 31,                                                 1997              1996
1995              1994              1993
============================================================================================================================== PER
SHARE OPERATING DATA:
Net asset value, beginning of period               $10.70            $10.98            $10.01             $11.12
          $10.74
--------------------------------------------------------------------------------------- Income (loss) from investment operations:
Net investment income                                 .77               .78               .69                .65
 .69 Net realized and unrealized gain (loss)               .27              (.28)              .96              (1.08)
          .40                                                             ----              ----               ----
---- Total income (loss) from
investment operations                                1.04               .50              1.65               (.43)
1.09
------------------------------------------------------------------------------------ Dividends and distributions to shareholders:
Dividends from net investment income                 (.77)             (.75)             (.68)              (.65)
       (.71) Dividends in excess of net
investment income                                      --                --                --               (.03)               --
Tax return of capital                                  --              (.03)               --                 --                --
                                                ----              ----              ----               ----              ---- Total
dividends and distributions
to shareholders                                      (.77)             (.78)             (.68)              (.68)
(.71)
------------------------------ Net asset value, end of period                     $10.97            $10.70            $10.98
       $10.01            $11.12                                                    ======            ======
======             ======            ======
=========================================================================================================================== TOTAL
RETURN, AT NET ASSET VALUE(3)                 10.13%             4.87%            16.94%
(3.87)%           10.30%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $190,706          $193,515          $169,059           $ 96,640
   $110,759
--------------------------------------------- Average net assets (in thousands)                $187,458          $178,130
$116,940           $102,168          $111,702
------------------------------------------------------------------------------------------------- Ratios to average net assets:
Net investment income                                7.20%             7.35%             6.47%              6.25%
         6.20% Expenses, before voluntary
reimbursement by the Manager                         1.27%             1.30%             1.27%
1.06%             1.06% Expenses, net of voluntary
reimbursement by the Manager                          N/A               N/A              1.26%               N/A
          N/A
-------------------------------- Portfolio turnover rate(5)                           50.5%             53.7%            175.4%
         70.3%            110.1%




1. For the period from July 11, 1995  (inception  of  offering)  to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized.


                            28 Oppenheimer Bond Fund


 CLASS B                                                                              CLASS C
--------------------------------------------------------------------------
-------------------------------------------  YEAR ENDED DECEMBER 31,
                     YEAR ENDED DECEMBER 31,  1997               1996           1995          1994
  1993(2)              1997              1996            1995(1)
=================================================================================================================================
     $10.69            $10.98          $10.01        $11.11            $11.10            $10.70
$10.99            $10.89
---------------------------------------------------------------------------------------------------------------------------------
    .69               .70             .63           .58               .40               .69                .70               .28
 .28              (.29)            .94         (1.08)              .03               .28               (.29)              .10
----              ----           -----          ----              ----              ----               ----              ----
    .97               .41            1.57          (.50)              .43               .97                .41               .38
---------------------------------------------------------------------------------------------------------------------------------
   (.69)             (.67)           (.60)         (.57)             (.42)             (.69)              (.67)             (.28)
     --                --              --          (.03)               --                --                 --    --      --
   (.03)             --            --                --                --               (.03)               --    ----       ----
          ----          ----              ----              ----               ----              ----
   (.69)             (.70)           (.60)         (.60)             (.42)             (.69)              (.70)             (.28
-------------------  $10.97            $10.69          $10.98        $10.01            $11.11            $10.98
 $10.70            $10.99  ======            ======          ======        ======            ======
   ======             ======            ======
=================================================================================================================    9.41%
     3.99%          16.06%        (4.53)%            3.91%             9.39%              4.00%             3.76%
=================================================================================================================================

$48,255           $38,826         $39,187        $3,451            $1,809            $9,188             $4,322
      $3,971
-------------------------- $41,439           $38,068         $12,823        $2,747            $  922            $6,134
   $3,404            $  979
---------------------------------------------------------------------------------------------------------------------------------
   6.42%             6.59%           5.84%         5.53%             4.80%(4)          6.36%              6.60%
         6.32%(4)
   2.02%             2.05%           2.12%         1.78%             1.90%(4)          2.02%              2.05%
         2.25%(4)
    N/A               N/A            2.08%          N/A               N/A               N/A                N/A
1.96%(4)
------------------------    50.5%             53.7%          175.4%         70.3%            110.1%             50.5%
       53.7%            175.4%

5. The lesser of purchases or sales of portfolio securities for a period, during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage $134,090,911, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls." See accompanying Notes to Financial Statements.

                            29 Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS


==== 1.SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be identical rights to earnings, assets and voting privileges, except that each attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------   INVESTMENT  VALUATION.
Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                            30 Oppenheimer Bond Fund

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $57,811,085.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.


FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                            31 Oppenheimer Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,038,000 which expires between 2002 and 2004.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $32,669, an increase in accumulated net realized loss of $870,459 and an increase in paid-in capital of $903,128.


--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            32 Oppenheimer Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 1997                 YEAR ENDED
DECEMBER 31, 1996                                             -----------------------------------
---------------------------------                                             SHARES                  AMOUNT
 SHARES                 AMOUNT
-------------------------------------------------------------------------------------------------------------------------- Class A:
                                                                                                                Sold
                           2,678,397           $  28,887,221           1,955,093           $ 20,810,615 Dividends
reinvested                           831,219               8,947,815             815,100              8,651,382
Issued in connection with
the acquisition of:
Connecticut Mutual Income
Account--Note 9                                     --                      --           3,020,216             31,863,280
Jefferson-Pilot Investment Grade
Bond Fund, Inc.--Note 9                             --                      --           1,801,334
19,273,967 Redeemed                                    (4,216,384)            (45,326,060)         (4,901,741)
       (52,206,468)                                            -----------           -------------          ----------
------------ Net increase (decrease)                       (706,768)          $  (7,491,024)          2,690,002
       $ 28,392,776                                            ===========           =============
==========           ============
-------------------------------------------------------------------------------------------------------------------------- Class B:
Sold                                         1,711,754           $  18,512,789             946,117           $
10,072,138 Dividends reinvested                           168,332               1,813,048             163,467
        1,735,740 Issued in connection with
the acquisition of
Connecticut Mutual Income
Account--Note 9                                     --                      --               8,156                 86,045
Redeemed                                    (1,110,660)            (11,946,337)         (1,057,712)
(11,234,643)                                            -----------           -------------          ----------
------------ Net increase                                   769,426           $   8,379,500              60,028
$    659,280                                            ===========           =============
==========           ============
-------------------------------------------------------------------------------------------------------------------------- Class C:
Sold                                           536,735           $   5,809,737             279,925           $  2,989,461
Dividends reinvested                            25,947                 280,265              17,112
181,810 Redeemed                                      (129,410)             (1,393,257)           (254,743)
(2,766,626)                                            -----------           -------------          ----------
------------ Net increase                                   433,272           $   4,696,745              42,294
$    404,645                                            ===========           =============
==========           ============


================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $8,722,696 was composed of gross appreciation of $10,899,814, and gross depreciation of $2,177,118.



                            33 Oppenheimer Bond Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

     For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $346,782, of which $134,951 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares and C totaled $591,879 and $49,753, respectively, of which $39,149 and $1,770, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $156,781 and $1,757, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $153,632 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day.

                            34 Oppenheimer Bond Fund

= During the year ended December 31, 1997, OFDI paid $5,726 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $333,996 and $31,990, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $1,268,141 for Class B and $120,021 for Class C.



================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                    EXPIRATION         CONTRACT AMOUNT       VALUATION AS OF
           UNREALIZED                                     DATE               (000S)                DECEMBER
31, 1997             APPRECIATION
--------------------------------------------------------------------------------------------------- CONTRACTS TO SELL
                                                                                                               Canadian
Dollar (CAD)               1/21/98            600 CAD               $419,758                      $20,641


                            35 Oppenheimer Bond Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1997, the Fund had outstanding futures contracts as follows:

                                                                              VALUATION AS OF
UNREALIZED                                         EXPIRATION          NUMBER OF
DECEMBER 31,                  APPRECIATION                                         DATE
CONTRACTS         1997                          (DEPRECIATION)
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury Bonds, 30 yr.             3/98                      233             $28,069,219                  $
347,438                                                                                                                ----------
CONTRACTS TO SELL
-----------------
U.S. Treasury Nts., 2 yr.               3/98                       10               2,077,500
(4,531) U.S. Treasury Nts., 5 yr.               3/98                      222              24,114,750
(109,406) U.S. Treasury Nts., 10 yr.              3/98                        5                 560,781
   (2,969)                                                                                                  ----------
                                                                                        (116,906)
                                                           ----------
                                                    $  230,532
                             ==========

                            36 Oppenheimer Bond Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:

                                                      CALL OPTIONS                             PUT OPTIONS
                                      ----------------------------             ---------------------------
                          NUMBER OF          AMOUNT OF             NUMBER OF        AMOUNT OF
                                                  OPTIONS            PREMIUMS              OPTIONS
PREMIUMS
Options outstanding at December 31, 1996                    --           $     --                   --           $
-- Options written                                         10,100             59,063                    9             2,618
Options closed or expired                              (10,100)           (59,063)                  (9)
(2,618)                                                       --------           --------            ---------           -------
Options outstanding at December 31, 1997                    --           $     --                   --           $
--                                                       ========           ========            =========
=======




                            37 Oppenheimer Bond Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $22,939,865, which represents 9.24% of the Fund's net assets.



===========================================================================   9.
ACQUISITION OF CONNECTICUT MUTUAL INCOME ACCOUNT AND JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.

On April 26, 1996, the Fund acquired all the net assets of Connecticut Mutual Income Account, pursuant to an agreement and plan of reorganization approved by the Connecticut Mutual Income Account shareholders on March 18, 1996. The Fund issued 3,020,216 and 8,156 shares of beneficial interest for Class A and Class B, respectively, valued at $31,863,280 and $86,045, in exchange for the net assets, resulting in combined Class A net assets of $189,629,984 and Class B net assets of $6,106,676 on April 26, 1996. The net assets acquired included net unrealized depreciation of $633,177. The exchange qualified as a tax-free reorganization for federal income tax purposes.

     On December 20, 1996, the Fund acquired all the net assets of Jefferson-Pilot Investment Grade Bond Fund, Inc. pursuant to an agreement and plan of reorganization approved by the Jefferson-Pilot Investment Grade Bond Fund, Inc. shareholders on December 3, 1996. The Fund issued 1,801,334 shares of beneficial interest for Class A, valued at $19,273,967, in exchange for the net assets, resulting in combined Class A net assets of $202,088,473 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,288,511. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                            38 Oppenheimer Bond Fund

================================================================================
10. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the year ended December 31, 1997.


                            39 Oppenheimer Bond Fund

                                 Appendix A:
                      Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial  Services
Information  Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202-4918



















285SAI.B98

                              OPPENHEIMER INTEGRITY FUNDS

                                       FORM N-1A

                                        PART C

                                   OTHER INFORMATION

Item 24.    Financial Statements and Exhibits
--------    ---------------------------------
     (a)  Financial Statements:


            1. Financial Highlights (See Parts A and B, Prospectus and Statement of Additional Information): Filed herewith.

            2.  Independent   Auditors'   Reports  (See  Part  B,  Statement  of
Additional Information): Filed herewith.

            3. Statements of Investments (See Part B, Statement of Additional Information): Filed herewith.

            4. Statements of Assets and Liabilities (See Part B, Statement of Additional Information): Filed herewith.

            5. Statements of Operations (See Part B, Statement of Additional Information): Filed herewith.

            6. Statements of Changes in Net Assets (See Part B, Statement of Additional Information): Filed herewith.

            7.  Notes  to  Financial   Statements  (See  Part  B,  Statement  of
Additional Information): Filed herewith.


      (b)   Exhibits:
            --------


            1.  Amended and Restated  Declaration  of Trust dated June 26, 1995:
Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95; amendment dated April 17, 1998 to establish and designate Class Y shares, filed herewith.


            2. Registrant's By-Laws dated 6/25/91: Filed with Registrant's Post-Effective Amendment No. 16, 5/1/92, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

            3. Not applicable.
            4. (i) Specimen Class A Share Certificate for Oppenheimer Bond Fund:
Filed  with  Registrant's   Post-Effective   Amendment  No.  30,  4/29/97,   and
incorporated herein by reference.

               (ii) Specimen  Class B Share  Certificate  for  Oppenheimer  Bond
Fund: Filed with Registrant's Post-Effective Amendment No. 30, 4/29/97, and incorporated herein by reference.

                  (iii) Specimen Class C Share  Certificate for Oppenheimer Bond
Fund: Filed with Registrant's Post-Effective Amendment No. 30, 4/29/97, and incorporated herein by reference.


                  (iv) Specimen Class Y Share  Certificate for Oppenheimer  Bond
Fund:  Filed  Registrant's   Post-Effective   Amendment  No.  32,  2/26/98,  and
incorporated herein by reference.


            5. Investment  Advisory Agreement dated 7/10/95 for Oppenheimer Bond
Fund: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

            6. (i) General Distributor's Agreement dated 10/13/92: Filed with Registrant's Post- Effective Amendment No. 17, 2/26/93, and refiled pursuant to
Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

               (ii)  Form  of  Oppenheimer   Funds   Distributor,   Inc.  Dealer
Agreement: Filed with Post- Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iii)  Form  of  Oppenheimer  Funds   Distributor,   Inc.  Broker
Agreement: Filed with Post- Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iv)  Form  of  Oppenheimer   Funds   Distributor,   Inc.  Agency
Agreement: Filed with Post- Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

            7. Not applicable.

          8. (i) Custody Agreement dated 11/12/92, between the Registrant and The Bank of New York: Filed with Registrant's Post-Effective Amendment No. 17, 2/26/93, and refiled with Post-Effective Amendment No. 23, 4/28/95 pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.


          (ii) Form of Foreign Custody Manager  Agreement dated October 9, 1997:
Filed  with  Pre-Effective  Amendment  No. 2 to the  Registration  Statement  of
Oppenheimer World Bond Fund (Reg. No. 333-48973), 4/23/98, and incorporated herein by reference.


            9. Not applicable.

            10. Opinion and Consent of Counsel dated 2/11/91: Incorporated herein by reference to Registrant's Rule 24f-2 Notice filed on 2/19/91 and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.


            11. Independent Auditors' Consent: Filed herewith.


            12. Not applicable.

            13. Not applicable.

            14. (i) Form of Individual  Retirement  Account Trust  Agreement:
Filed as Exhibit 14 of Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

               (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 3 of Oppenheimer Global Growth & Income Fund (File No. 33-33799), 1/31/92, and refiled with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

               (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

               (iv)  Form  of  Simplified   Employee  Pension  IRA:  Filed  with

Post-Effective Amendment No. 42 to the Registration Statement of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

                  (v) Form of SAR-SEP Simplified Employee Pension IRA: Filed with Registrant's Post- Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

                  (vi) Form of Prototype 401(k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (33-47378), 9/28/95, and incorporated herein by reference.

            15. (i) Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class A shares of Oppenheimer Bond Fund dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.


                  (ii) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class B shares of Oppenheimer Bond Fund dated 7/10/95: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and refiled herewith.

                  (iii) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class C Shares of Oppenheimer Bond Fund dated 7/10/95: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and refiled herewith.

            16. Performance Computation Schedule for Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds): Filed herewith.

          17. (i) Financial Data Schedule for Class A Shares of Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds) for fiscal year ended 12/31/97:
Filed herewith.

                  (ii) Financial Data Schedule for Class B Shares of Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)for fiscal year ended 12/31/97: Filed herewith.

          (iii) Financial Data Schedule for Class C Shares of Oppenheimer Bond Fund ( a series of Oppenheimer Integrity Funds) for fiscal year ended 12/31/97:
Filed herewith.

          (iv) Financial Data Schedule for Class Y Shares of Oppenheimer Bond Fund ( a series of Oppenheimer Integrity Funds) for fiscal year ended 12/31/97:
Not applicable.


            18. Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (33-23566), 11/1/95, and incorporated herein by reference.


          -- Powers of Attorney: For all Trustees except, Sam Freedman, their respective Power of Attorney and Certified Board Resolution were previously filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and
incorporated herein by reference. For Sam Freedmen, previously filed with Registrant's Post-Effective Amendment No. 30, 4/29/97, and incorporated herein by reference. For George Bowen, previously filed with Registrant's Post-Effective Amendment No. 32, 2/26/98, and incorporated herein by reference.


Item 25.    Persons Controlled by or Under Common Control with Registrant

----------  ------------------------------------------------------------------

            None

Item 26.    Number of Holders of Securities

----------  ---------------------------------------


                                                Number of
                                                Record Holders as

Title of Class                                  of March 27, 1998
-----------------                                     -----------------------


Oppenheimer Bond Fund

  Class A Shares of Beneficial Interest         13,363
  Class B Shares of Beneficial Interest         3,027
  Class C Shares of Beneficial Interest         537



Item 27.    Indemnification

----------  --------------------


      Article IV of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement, generally provides, among other things, for the indemnification of Registrant's Trustees and officers in a manner consistent with Securities and Exchange Commission Release No. IC-11330.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser

----------  --------------------------------------------------------------------


      (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

     (a)(i) The directors and executive officers of Massachusetts Mutual Life Insurance Company ("MassMutual") and David L. Babson Co., Inc. Capital Management, Inc. ("David L. Babson"), their positions and their other business affiliations and business experience for the past two years are listed in Item 28(b) below.


      (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Charles E. Albers,
Senior Vice President                        An officer and/or portfolio manager of certain  Oppenheimer funds
                                             (since April 1998); a Chartered  Financial Analyst;  formerly,  a
                                             Vice  President  and  portfolio  manager  for  Guardian  Investor
                                             Services,  the investment  management  subsidiary of The Guardian
                                             Life Insurance Company (since 1972).




Mark J.P. Anson,

Vice President                               Vice President of Oppenheimer Real Asset Management, Inc. ("ORAMI"); formerly, Vice
                                             President of Equity Derivatives at Salomon

                                             Brothers, Inc.

Peter M. Antos,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered
                                             Financial Analyst;
                                             Senior    Vice     President     of
                                             HarbourView     Asset    Management
                                             Corporation ("HarbourView");  prior
                                             to  March,  1996 he was the  senior
                                             equity  portfolio  manager  for the
                                             Panorama  Series  Fund,  Inc.  (the
                                             "Company")  and other  mutual funds
                                             and pension  funds  managed by G.R.
                                             Phelps & Co. Inc. ("G.R.  Phelps"),
                                             the  Company's  former   investment
                                             adviser,  which was a subsidiary of
                                             Connecticut  Mutual Life  Insurance
                                             Company;  was also  responsible for
                                             managing     the    common    stock
                                             department    and   common    stock
                                             investments of  Connecticut  Mutual
                                             Life Insurance Co.

Lawrence Apolito,
Vice President                               None.

Victor Babin,
Senior Vice President                        None.

Bruce Bartlett,

Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds.  Formerly, a Vice President

                                             and Senior Portfolio Manager at First of America
                                             Investment Corp.


John R. Blomfield,                           Formerly, Senior Product Manager (November, Vice Pr1996 - August, 1997) of
                                             International Home Foods and American Home Products (March, 1994 -October, 1996).
Kathleen Beichert,
Vice President                               None.


Rajeev Bhaman,

Vice President                               Formerly, Vice President (January 1992 - February, 1996) of Asian Equities for
                                             Barclays de Zoete
                                             Wedd, Inc.


Robert J. Bishop,

Vice President                               Vice President of mutual fund accounting (since May 1996); an officer of other
                                             Oppenheimer funds;
                                             formerly,  an Assistant Vice President of
                                             OFI/mutual fund accounting (April 1994-May

                                             1996), and a Fund Controller for OFI.

George C. Bowen,
Senior Vice President & Treasurer            Vice President (since June 1983) and Treasurer  (since March 1985) of OppenheimerFunds
                                             Distributor, Inc. (the "Distributor"); Vice President
                                             (since October 1989) and Treasurer (since April
                                             1986) of  HarbourView; Senior Vice President
                                             (since February 1992), Treasurer (since July
                                             1991)and a director (since December 1991) of
                                             Centennial;  President, Treasurer and a director of
                                             Centennial Capital Corporation (since June 1989);
                                             Vice President and Treasurer (since August 1978)
                                             and Secretary  (since April 1981) of Shareholder
                                             Services, Inc. ("SSI"); Vice President, Treasurer
                                             and Secretary of Shareholder Financial Services,
                                             Inc. ("SFSI") (since November 1989); Treasurer of
                                             Oppenheimer Acquisition Corp. ("OAC") (since
                                             June 1990); Treasurer of Oppenheimer Partnership
                                             Holdings, Inc. (since November 1989); Vice
                                             President and Treasurer  of ORAMI (since July
                                             1996);  Chief Executive Officer, Treasurer and a
                                             director of  MultiSource Services, Inc., a broker-
                                             dealer (since December 1995); an officer of other
                                             Oppenheimer funds.

Scott Brooks,
Vice President                               None.

Susan Burton,
Assistant Vice President                     None.

Adele Campbell,
Assistant Vice President & Assistant

Treasurer: Rochester Division                Formerly, Assistant Vice President of Rochester Fund Services, Inc.


Michael Carbuto,
Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial.


John Cardillo,
Assistant Vice President                     None.


Ruxandra Chivu,
Assistant Vice President                     None.

H.D. Digby Clements,
Assistant Vice President:
Rochester Division                           None.

O. Leonard Darling,
Executive Vice President                     Trustee (1993 - present) of Awhtolia College -Greece.


William DeJianne,                            None.
Assistant Vice President


Robert A. Densen,
Senior Vice President                        None.

Sheri Devereux,
Assistant Vice President                     None.


Craig P. Dinsell
Senior Vice President                        Formerly, Senior Vice President of Human Resources for Fidelity Investments-Retail
                                             Division
                                             (January, 1995 - January, 1996), Fidelity
                                             Investments FMR Co. (January,  1996
                                             -   June,    1997)   and   Fidelity
                                             Investments   FTPG   (June,    1997
                                             -January, 1998).

Robert Doll, Jr.,
Executive Vice President & Director          An officer and/or portfolio manager of certain Oppenheimer funds.
John Doney,
Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director                 Executive Vice President (since September 1993),  and a director (since January 1992)
                                             of the
                                             Distributor;     Executive     Vice
                                             President,  General  Counsel  and a
                                             director of HarbourView,  SSI, SFSI
                                             and     Oppenheimer     Partnership
                                             Holdings,   Inc.  since  (September
                                             1995)  and  MultiSource   Services,
                                             Inc.   (a   broker-dealer)   (since
                                             December  1995);  President  and  a
                                             director   of   Centennial   (since
                                             September  1995);  President  and a
                                             director   of  ORAMI   (since  July
                                             1996);  General  Counsel (since May
                                             1996) and  Secretary  (since  April
                                             1997)  of OAC;  Vice  President  of
                                             OppenheimerFunds     International,
                                             Ltd.   ("OFIL")   and   Oppenheimer
                                             Millennium Funds plc (since October
                                             1997);    an   officer   of   other
                                             Oppenheimer funds.


Patrick Dougherty,                           None.
Assistant Vice President

Bruce Dunbar,                                None.
Vice President


George Evans,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President                     None.

Scott Farrar,

Vice President                               Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other
                                             Oppenheimer funds;  formerly,  an Assistant Vice
                                             President of OFI/mutual fund accounting (April
                                             1994-May 1996), and a Fund Controller for OFI.


Leslie A. Falconio,
Assistant Vice President                     None.

Katherine P. Feld,
Vice                                         President   and   Secretary    Vice
                                             President   and  Secretary  of  the
                                             Distributor;      Secretary      of
                                             HarbourView,     MultiSource    and
                                             Centennial;     Secretary,     Vice
                                             President     and    Director    of
                                             Centennial   Capital   Corporation;
                                             Vice  President  and  Secretary  of
                                             ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:

Rochester Division                           An officer, Director and/or portfolio manager of certain Oppenheimer funds;  Presently he holds the
                                             following other positions: Governor (since 1994) of
                                             St. John's College;. Formerly, he held the following
                                             positions: formerly, Chairman of the Board and
                                             Director of Rochester Fund Distributors, Inc.
                                             ("RFD"); President and Director of Fielding
                                             Management Company, Inc. ("FMC"); President
                                             and Director of Rochester Capital Advisors, Inc.
                                             ("RCAI"); Managing Partner of Rochester Capital
                                             Advisors, L.P., President and Director of Rochester
                                             Fund Services, Inc. ("RFS"); President and Director
                                             of Rochester Tax Managed Fund, Inc.; Director
                                             (1993 - 1997) of VehiCare Corp.; Director (1993 -1996) of VoiceMode.


John Fortuna,
Vice President                               None.


Patricia Foster,

Vice President                               Formerly, she held the following positions: An officer of certain former Rochester funds (May, 1993 - January, 1996); Secretary of Rochester
                                             Capital Advisors, Inc. and General Counsel (June,
                                             1993 - January 1996) of Rochester Capital
                                             Advisors, L.P.


Jennifer Foxson,
Assistant Vice President                     None.

Paula C. Gabriele,
Executive Vice President                     Formerly, Managing Director (1990-1996) for Bankers Trust Co.


Robert G. Galli,
Vice Chairman                                Trustee of the New York-based Oppenheimer Funds. Formerly, Vice President and General
                                             Counsel of Oppenheimer Acquisition Corp.


Linda Gardner,
Vice President                               None.

Alan Gilston,

Vice President                               Formerly, Vice President (1987-1997) for Schroder Capital Management International.


Jill Glazerman,

Assistant Vice President                     None.

Mikhail Goldverg

Assistant Vice President                     None.

Jeremy Griffiths,

Chief Financial Officer                      Currently a Member and Fellow of the Institute of Chartered Accountants; formerly, an accountant for
                                             Arthur Young (London, U.K.).


Robert Grill,

Vice President                               Formerly, Marketing Vice President for Bankers Trust Company (1993-1996); Steering
                                             Committee Member, Subcommittee Chairman for American

                                             Savings Education Council (1995-1996).
Caryn Halbrecht,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Elaine T. Hamann,

Vice President                               Formerly, Vice President (September, 1989 -January, 1997) of Bankers Trust Company.


Glenna Hale,

Vice President                               Formerly, Vice President (1994-1997) of Retirement Plans Services for OppenheimerFunds
                                             Services.

Robert Haley
Assistant Vice President                     Formerly, Vice President of Information Services for Bankers Trust Company
                                             (January, 1991 -November, 1997).

Thomas B. Hayes,

Vice President                               None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Manager                    President and Director of SFSI; President and Chief executive Officer of SSI.

Dorothy Hirshman,                            None.
Assistant Vice President

Alan Hoden,
Vice President                               None.

Merryl Hoffman,
Vice President                               None.

Nicholas Horsley,

Vice President                               Formerly, a Senior Vice President and Portfolio Manager for Warburg, Pincus
                                             Counsellors, Inc.
                                             (1993-1997), Co-manager of Warburg, Pincus

                                             Emerging Markets Fund (12/94 - 10/97), Co-
                                             manager Warburg, Pincus Institutional Emerging
                                             Markets  Fund  -  Emerging  Markets
                                             Portfolio  (8/96  -10/97),  Warburg
                                             Pincus  Japan OTC  Fund,  Associate
                                             Portfolio Manager of Warburg Pincus
                                             International  Equity Fund, Warburg
                                             Pincus    Institutional    Fund   -
                                             Intermediate Equity Portfolio,  and
                                             Warburg Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President                     None.

Richard Hymes,
Assistant Vice President                     None.

Jane Ingalls,
Vice President                               None.



Frank Jennings,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Thomas W. Keffer,

Senior Vice President                        None.


Avram Kornberg,
Vice President                               None.

Joseph Krist,
Assistant Vice President                     None.



Michael Levine,
Assistant Vice President                     None.

Shanquan Li,
Vice President

Stephen F. Libera,
Vice President                               An officer and/or portfolio manager for certain Oppenheimer funds; a Chartered
                                             Financial Analyst;
                                             a Vice President of HarbourView; prior to March
                                             1996, the senior bond portfolio manager for
                                             Panorama Series Fund Inc., other mutual funds and
                                             pension accounts managed by G.R. Phelps; also
                                             responsible for managing the public fixed-income
                                             securities department at Connecticut Mutual Life
                                             Insurance Co.

Mitchell J. Lindauer,
Vice President                               None.

David Mabry,
Assistant Vice President                     None.


Steve Macchia,
Assistant Vice President                     None.

Bridget Macaskill,
President, Chief Executive Officer

and Director                                 Chief Executive Officer (since September 1995); President and director
                                             (since June 1991) of
                                             HarbourView; Chairman and a director of SSI
                                             (since August 1994), and SFSI (September 1995);
                                             President (since September  1995) and a director
                                             (since October  1990) of  OAC; President (since
                                             September 1995) and a director  (since November
                                             1989) of  Oppenheimer Partnership Holdings, Inc.,
                                             a holding company subsidiary  of OFI; a director of
                                             ORAMI (since July 1996) ; President and a director
                                             (since October 1997) of OFIL, an offshore fund
                                             manager subsidiary of OFI and Oppenheimer
                                             Millennium Funds plc (since October 1997);
                                             President and  a director of other Oppenheimer funds;  a director of the NASDAQ
                                             Stock Market,
                                             Inc. and of Hillsdown Holdings plc (a U.K. food
                                             company); formerly, an Executive Vice President
                                             of OFI.


Wesley Mayer,

Vice President                               Formerly, Vice President (January, 1995 - June, 1996) of Manufacturers Life
                                             Insurance Company.


Loretta McCarthy,
Executive Vice President                     None.


Kelley A. McCarthy-Kane
Assistant Vice President                     Formerly, Product Manager, Assistant Vice President  (June 1995- October, 1997) of
                                             Merrill Lynch Pierce Fenner & Smith.

Beth Michnowski,                             Formerly, Senior Marketing Manager (May, 1996 -
Assistant Vice President                     June, 1997).

Lisa Migan,
Assistant Vice President                     None.






Denis R. Molleur,
Vice President                               None.


Nikolaos Monoyios,
Vice President                               A Vice President and/or portfolio manager of certain Oppenheimer funds (since April
                                             1998); a
                                             Certified Financial Analyst; formerly, a Vice
                                             President and portfolio manager for Guardian
                                             Investor Services, the management subsidiary of
                                             The Guardian Life Insurance Company (since
                                             1979).


Linda Moore,
Vice President                               Formerly, Marketing Manager (July 1995-
                                             November 1996) for Chase Investment Services
                                             Corp.



Kenneth Nadler,
Vice President                               None.

David Negri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President                     None.

Robert A. Nowaczyk,
Vice President                               None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                           None.

Gina M. Palmieri,
Assistant Vice President                     None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


James Phillips
Assistant Vice President                     None.

Caitlin Pincus,                              Formerly, Manager (June, 1995 - December, 1997)
Vice President                               of McKinsey & Co.


John Pirie,
Assistant Vice President                     Formerly, a Vice President with Cohane  Rafferty Securities, Inc.



Jane Putnam,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Michael Quinn,
Assistant Vice President                     Formerly, Assistant Vice President (April, 1995 -January, 1998) of Van Kampen
                                             American Capital.


Russell Read,

Senior Vice President                        Vice President of Oppenheimer Real Asset Management, Inc. (since March, 1995).


Thomas Reedy,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;   formerly,   a
                                             Securities Analyst for the Manager.



Adam Rochlin,
Vice President                               None.


Michael S. Rosen,
Vice President; President,

Rochester Division                           An officer and/or portfolio manager of certain Oppenheimer funds.
Richard H. Rubinstein,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds.
Lawrence Rudnick,
Assistant Vice President                     None.

James Ruff,
Executive Vice President                     None.

Valerie Sanders,
Vice President                               None.


Scott Scharer
Assistant Vice President                     None.


Ellen Schoenfeld,
Assistant Vice President                     None.

Stephanie Seminara,

Vice President                               None.



Richard Soper,
Vice President                               None.



Stuart J. Speckman
Vice President                               Formerly, Vice President and Wholesaler for Prudential Securities (December,
                                             1990 - July,
                                             1997).

Nancy Sperte,
Executive Vice President                     None.

Donald W. Spiro,

Chairman Emeritus and Director               Vice Chairman and Trustee of the New York-based Oppenheimer Funds; formerly,
                                             Chairman of the
                                             Manager and the Distributor.



Richard A. Stein,
Vice President: Rochester Division           Assistant Vice President (since 1995) of Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President, Director

Retirement Plans                             None.


Michael C. Strathearn,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer   funds;   a  Chartered
                                             Financial Analyst; a Vice President
                                             of HarbourView.

James C. Swain,

Vice Chairman of the Board                   Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
                                             Oppenheimer Funds;
                                             President and a Director of Centennial; formerly,

                                             President and Director of OAMC, and
                                             Chairman of the Board of SSI.


James Tobin,
Vice President                               None.

Jay Tracey,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer            Assistant Treasurer of the Distributor and SFSI.


Ashwin Vasan,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Jerry Webman,
Senior Vice President                        Director of New York-based tax-exempt fixed income Oppenheimer funds.

Christine Wells,
Vice President                               None.

Joseph Welsh,
Assistant Vice President                     None.

Kenneth B. White,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer   funds;   a  Chartered
                                             Financial  Analyst;  Vice President
                                             of HarbourView.

William L. Wilby,
Senior                                       Vice  President  An officer  and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;  Vice President
                                             of HarbourView.

Carol Wolf,
Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial;
                                             Vice    President,    Finance   and
                                             Accounting.;   Point  of   Contact:
                                             Finance   Supporters  of  Children.


Caleb Wong,
Assistant Vice President                     None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General                                      Counsel Assistant  Secretary of SSI
                                             (since May 1985),  and SFSI  (since
                                             November 1989); Assistant Secretary
                                             of Oppenheimer Millennium Funds plc
                                             (since October 1997); an officer of
                                             other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                           None.

Arthur J. Zimmer,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial.

            The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver- based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer  California  Municipal Fund
Oppenheimer  Capital  Appreciation  Fund
Oppenheimer  Developing  Markets Fund
Oppenheimer  Discovery  Fund
Oppenheimer Enterprise Fund
Oppenheimer  Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer International   Growth  Fund
Oppenheimer   International   Small  Company  Fund
Oppenheimer  Money  Market  Fund,  Inc.
Oppenheimer  Mid-Cap  Fund
Oppenheimer Multi-Sector  Income Trust
Oppenheimer  Multi-State  Municipal Trust
Oppenheimer Multiple  Strategies Fund
Oppenheimer  Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer U.S.  Government Trust
Oppenheimer World Bond Fund

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals


Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial  California Tax Exempt Trust
Centennial Government  Trust
Centennial  Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income  Fund
Oppenheimer   Equity  Income  Fund
Oppenheimer  High  Yield  Fund
Oppenheimer  Integrity Funds
Oppenheimer  International  Bond Fund
Oppenheimer Limited-Term  Government Fund
Oppenheimer Main Street Funds,  Inc.
Oppenheimer Municipal Funds
Oppenheimer Real Asset Fund
Oppenheimer  Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.



            The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

            The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.


            The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.


            The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

                                DIRECTORS OF MASSMUTUAL

Name & Current Position with
Massachusetts Mutual Life Insurance

Company and/or David L. Babson &Co., Inc. Other Business and Connections
                                          During the Past Two Years

------------------------                  ----------------------------------

Roger G. Ackerman,
Director and Member, Auditing
and Human Resources Committee             Chairman and Chief Executive Officer (since 1996), President and Chief Operating Officer
                                          (1990-1996),
                                          Corning Incorporated (manufacturer of specialty
                                          minerals, communication equipment and consumer
                                          products), Director (since 1993), Dow Corning
                                          Corporation (producer of silicone products), Director,
                                          The Pittson Company (mining and marketing of coal
                                          for electric utility and steel industries).

James R. Birle,
Director Chairman, Dividend Policy
Committee and Member, Investment
Committee                                 President and Founder (since 1994), Resolute Partners, LLC (private merchant bank),
                                          General
                                          Partner (1988-1994), The Blackstone Group; Co-
                                          Chairman and Chief Executive Officer, Wickes
                                          Companies; Director (since 1996), Alco Standard
                                          Corporation (diversified office products and papter
                                          distributor); Director, Drexel Industries, Inc.,
                                          Connecticut Health and Education Facilities Authority
                                          and Transparency International; Trustee, Villanova
                                          University and The Sea Research Foundation; Director
                                          (1991-1996), Connecticut Mutual Life Insurance
                                          Company.

Frank C. Carlucci, III,
Director and Member, Board Affairs
and Dividend Policy Committee             Chairman (since 1993), Vice Chairman (1989-1993), The Carlyle Group (merchant banking corporation);
                                          Director: Ashland Inc. (producer of petroleum
                                          products); BDM Iternational, Inc. (professional and
                                          technical services to public and private sector); Bell
                                          Atlantic Corporation (telecommunications); CB
                                          Commercial Real Estate Group, Inc. (real estate
                                          broker subsidiary of Carlyle Holding Corporation); General Dynamics Corporation
                                          (manufacturer of
                                          military equipment); Kaman Corporation (diversified
                                          manufacturer); Neurogen Corporation; Northern
                                          Telecom         Ltd.          (digital
                                          telecommunications    systems);    The
                                          Quaker Oats Company  (manufacturer  of
                                          food products);  The Rand Corporation;
                                          Sun  Resorts  Ltd.,  NV;  Westinghouse
                                          Electric    Corporation    (electronic
                                          systems,   electric  power  generating
                                          equipment and broadcasting);  Director
                                          (1989-1006)  Connecticut  Mutual  Life
                                          Insurance Company.

Gene Chao,
Director and Member, Auditing
and Dividend Policy Committee             Chairman and Chief Executive Officer, Computer Projections, Inc. (computer graphics);
                                          Chairman and
                                          Chief  Executive   Officer,   American
                                          Leadership      Forum      (non-profit
                                          leadership   and  community   building
                                          organization);  Director  (1990-1996),
                                          Connecticut   Mutual  Life   Insurance
                                          Company.

Patricia Diaz Dennis,
Director and Member Auditing and
Human Resouces Committee                  Senior Vice President and Assistant General Counsel (since 1995), SBC Communications,
                                          Inc.
                                          (telecommunications); Special Counsel-
                                          Communication Law Matters (1993-1995),
                                          Sullivan   &  Cromwell   (law   firm);
                                          Assistant Secretary of State for Human
                                          Rights   and   Humanitarian    Affairs
                                          (1992-1993), U.S. Department of State;
                                          Trustee    (since    1995),    Federal
                                          Communications     Bar     Association
                                          Foundation;   Director  (since  1993),
                                          National   Public   Radio;   Director,
                                          Reading Is Fundamental  and Foundation
                                          for Women's Resouces;  Trustee,  Tomas
                                          Rivera Center;  Director  (1995-1996),
                                          Connecticut   Mutual  Life   Insurance
                                          Company.

Anthony Downs,
Director and Member, Dividend
Policy and Investment Committees          Senior Fellow, The Brookings Institution (non-profit policy research center); Director:
                                          The Pittway
                                          Corporation (publications and security equipment);
                                          National Housing Partnerships Foundation (non-profit
                                          organization to own and manage rental housing);
                                          Bedford Property Investors, Inc. (real estate
                                          investment trust); NAACP Legal and Educational Defense Fund, Inc. (civil rights organization); Trustee:
                                          Urban Institute (public policy research organization);
                                          and Urban Land Institute (educational and research
                                          organization).

James L. Dunlap,
Director and Member, Human
Resources and Board Affairs
Committees                                President and Chief Executive Officer (since 1996), United Meridian Corporation (oil exploration); Senior
                                          Vice President (1987-1996), Texaco, Inc. (producer of
                                          petroleum products), Vice President (1987-1994),
                                          Texaco USA.

William B. Ellis,
Director and Member, Auditing
and Investment Committees                 Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies;
                                          Chairman (1983-
                                          1995) and Chief Executive Officer (1983-1993),
                                          Northeast Utilities (electric utility); Director, The
                                          Hartford Steam Boiler Inspection and Insurance
                                          Company (property and casualty insurer); Director
                                          (since 1996), Advest Group, Inc. (financial services
                                          holding company); Director (since 1995) Catalyica
                                          Combustion Systems, Inc.; Director The National
                                          Museum of Natural History of the Smithsonian
                                          Institution; Director (1985-1996), Connecticut Mutual
                                          Life Insurance Company.

Robert M. Furek,
Director and Member, Dividend
Policy and Investment Committees          Retired; President and Chief Executive Officer (1987-
                                          1996) and President (1989-1996), The First National
                                          Bank of Boston and Bank of Boston Corporation
                                          (bank holding company); Director, Member of Audit
                                          Committee, Boston Edison Co. (public utility electric
                                          company).

Charles K. Gifford,
Director and Member, Investment
and Auditing Committees                   Chief Executive Officer (since 1995), Chairman (1995-1996) and President (1989-1996),
                                          The First National Bank of Boston and Bank of Boston
                                          Corporation  (bank  holding  company);
                                          Director,    Member   of   Audit   and
                                          Compensation Committees, Boston Edison
                                          Co.

William N. Griggs,
Director, Chairman, Auditing
Committee and Member,
Investment Committee                      Managing Director, Griggs & Santow Inc. (business consultants); Director, T/SF
                                          Communications, Inc. (diversified publishing and communications company).

George B. Harvey,
Director, Chairman Human Resources
Committee and Member, Board
Affairs Committee                         Retired; Chairman, President and Chief Executive Officer (1983-1996), Pitney Bowes, Inc.
                                          (office machines manufacturer); Director, Merrill Lynch &
                                          Co., Inc. (financial services holding company); The
                                          McGraw Hill Companies (multimedia publishing and
                                          information systems); Stamford Hospital; Pfizer, Inc.
                                          (pharmaceutical and health-care products); The
                                          Catalyst; Member Board of Overseers, Wharton
                                          School of finance, University of Pennsylvania;
                                          Director (1989-1996) Connecticut Mutual Life
                                          Insurance Company.

Barbara B. Hauptfuhrer,
Director, Member Board Affairs and
Investment Committees                     Director and Member, Compensation, Nominating and Audit Committees, The Vanguard Group of
                                          Investment Companies including among others the
                                          following funds: Vanguard/Windsor Funds,
                                          Vanguard/Wellington Fund, Vanguard/Morgan
                                          Growth Fund, Vanguard/Wellesley Income Fund,
                                          Vanguard/Gemini Fund, Vanguard/Explorer Fund,
                                          Vanguard Municipal Bond Fund, Vanguard Fixed
                                          Income Securities Fund, Vanguard Index Trust,
                                          Vangard World Fund, Vanguard/Star Fund, Vanguard
                                          Ginnie Mae Fund, Vanguard/Primecap Fund,
                                          Vanguard Convertible Securities Fund, Vanguard
                                          Quantitative Fund, Vanguard/Trustees Commingled
                                          Equity Fund, Vanguard/Trustees Commingled Fund-
                                          International, Vanguard Money Market Trust,
                                          Vanguard/Windsor II, Vanguard Asset Allocation
                                          Fund and Vanguard Equity Income Fund; Director,
                                          Chairman of Retirement Benefits Committee and Pension Fund Investment Review - USA
                                          and Canada and Member, Audit, Finance and Executive
                                          Committees, The Great Atlantic and Pacific Tea
                                          Company, Inc. (operator of retail foood stores);
                                          Director, Chairman of Nominating Committee and
                                          Member, Compensation Committee, Knight-Ridder,
                                          Inc. (publisher of daily newspapers and operator of
                                          cable television and business information systems);
                                          Director and Member, Compensation Committee,
                                          Raytheon Company (electornics manufacturer);
                                          Director and Member, Executive Committee and
                                          Chairman, Human Resources Committees,  Alco
                                          Standard Corp. (diversified office products and paper
                                          distributor).

Sheldon B. Lubar,
Director, Chairman, Board Affairs
Committee and Member, Investment
Committee                                 Chairman, Lubar & Co.Incorporated (investment management and advisory company); Chairman and Director, The Christiana Companies, Inc. (real estate
                                          development); Director: Firstar Bank, Firstar
                                          Corporation (bank holding company), SLX Energy,
                                          Inc. (oil and gas exploration); Member, Advisory
                                          Committee, Venture Capital Fund, L.P.; Director:
                                          Grey Wolf Drilling Co. (contract oil and gas drilling);
                                          Marshall Erdman and Associates, Inc. (design,
                                          engineering and construction firm);  MGIC
                                          Investment Corporation (investment company);
                                          Director (since 1995) Energy Ventures, Inc.; Director,
                                          (since 1993) Ameritech, Inc. (regional holding
                                          company for telephone companies); Director, (1989-
                                          1995), Prideco, Inc. (drill collar manufacturer);
                                          Director (1989-1994),Schwitzer, Inc. (holding
                                          company for engine parts manufacturers); and Briggs
                                          & Stratton.

William B. Marx, Jr.,
Director and Member, Dividend
Policy and Board Affairs Committees       Consultant (since 1996); Senior Executive Vice President (1996), Lucent Technologies, Inc.
                                          (public telecommunications systems and software); Executive
                                          Vice President and Chief Executive Officer,
                                          Multimedia Products Group (1994-1995)and Network
                                          Systems Group (1993-1994), AT&T (global communications and network computing company);
                                          Group Executive and President (1989-1993), AT&T
                                          Network Systems (manufacturer and marketer of
                                          network telecommunications equipment); Member
                                          (since 1996) Advisory Counsel Graduate School of
                                          Business, Stanford University; Chairman, Executive
                                          Committee (since 1996), National Minority Supplier
                                          Development Council.

John F. Maypole,
Director and Member, Board Affairs
and Human Resources Committees            Managing Partner, Peach State Real Estate Holding Company (real estate investment company); Consultant to institutional ivnestors; Co-owner of
                                          family  business   (including  Maypole
                                          Chevrolet-Geo,  Inc. and South Georgia
                                          Car    Rentals,    Inc.);    Director,
                                          Chairman,    Finance   Committee   and
                                          Member,  Executive Committee and Human
                                          Resources Committee on Directors, Bell
                                          Atlantic                   Corporation
                                          (telecommunications);   Director   and
                                          Chairman,    Compensation   Committee,
                                          Briggs   Industries,   Inc.  (plumbing
                                          fixtures);     Director,     Chairman,
                                          Products    Committee    and   Member,
                                          Compensation   and  Audit   Committee,
                                          Igloo Corporation  (portable coolers);
                                          Director and Member, Senior Management
                                          Committee,  Dan River,  Inc.  (textile
                                          manufacturer);    Director,    Davies,
                                          Turner  &  Company;   Director  (1989-
                                          1996),    Connecticut    Mutual   Life
                                          Insurance Company.

Donald F. McCullough,
Director and Member, Dividend
Policy and Auditing Committees            Retired (since 1988); former Chairman and Chief Executive Officer, Collins & Aikman Corp.
                                          (manufacturer of textile products); Director: Bankers
                                          Trust New York Corp. (bank holding company) and
                                          Bankers Trust Company; Melville Corporation
                                          (specialty retailer).

John J. Pajak,
President, Chief Operating Officer,
Director and Member, Dividend Policy
and Investment Committies                 President, Director and Chief Operating Officer (since 1996), Vice Chairman and Chief
                                          Administrative Officer (1996), Executive Vice President (1987-1996)
                                          of MassMutual; Director (since 1994), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Trustee (since 1996)
                                          MassMutual Holding Trust I (wholly-owned holding
                                          company subsidiary of MassMutual Holding
                                          Company); Director (since 1996), MassMutual
                                          International, Inc. (wholly-owned subsidiary of
                                          MassMutual Holding Company to act as service
                                          provider for international insurance companies);
                                          Director (1994-1996), MassMutual Holding Company
                                          Two, Inc. (former wholly-owned holding company
                                          subsidiary of MassMutual); MassMutual Holding
                                          Company Two MSC, Inc. (former wholly-owned
                                          holding company subsidiary of MassMutual Holding
                                          Company Two, Inc.) and Mirus Insurance Company
                                          (formerly MML Pension Insurance Company, a
                                          wholly-owned insurance subsidiary of MassMutual
                                          Holding Company Two MSC, Inc.).

Barbara S. Preiskel,
Director and Member, Auditing and
Human Resources Committees                Attorney-at-Law; Director: Textron, Inc. (diversified manufacturing company); General
                                          Electric Company (diversified manufacturer electrical products); The
                                          Washington Post Company (publsiher of daily
                                          newspaper); American Stores Company (operator of
                                          supermarkets and drugstores).

Thomas B. Wheeler,
President, Director, Chief
Executive Officer, Chairman,
Investment Committee and Member,
Dividend Policy and Board Affairs
Committees                                Chairman (since 1996), Chief Executive Officer (since 1988), and President (198701996)
                                          of MassMutual; Chairman (since 1996), MassMutual Holding Trust I
                                          (wholly-owned holding company subsidiary of
                                          MassMutual Holding Company); Director (since
                                          1996), MassMutual International Inc. (wholly-owned
                                          subsidiary   of   MassMutual   Holding
                                          Company to act as service provider for
                                          international   insurance  companies);
                                          Chairman and Chief  Executive  Officer
                                          (since    1995),    DLB    Acquisition
                                          Corporation   (holding   company   for
                                          investment advisers);  Chairman of the
                                          Board of  Directors  (1994-1996),Mirus
                                          Insurance
                                          Company    (formerly    MML    Pension
                                          Insurance   Company,   a  wholly-owned
                                          insurance   subsidiary  of  MassMutual
                                          Holding   Company   Two  MSC,   Inc.);
                                          Director,  The First  National Bank of
                                          Boston and Bank of Boston  Corporation
                                          (bank holding  company);  Chairman and
                                          Director,    Oppenheimer   Acquisition
                                          Corp.  (parent  of   OppenheimerFunds,
                                          Inc., an investment  manager company);
                                          Director  (since 1993)  Textron,  Inc.
                                          (diversified  manufacturing  company);
                                          Chairman  of the  Board  of  Directors
                                          (1992-1995),      Concert      Capital
                                          Management,     Inc.     (wholly-owned
                                          investment  advisory subsidiary of DLB
                                          Acquisition Corporation).


Alfred M. Zeien,
Director and Member Board Affairs
and Human Resources Committees            Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products), Director: Polaroid Corporation (manufacturer of photographic products); Repligen Corporation
                                          (biotechnology); BankBoston Corporation (bank
                                          holding company); and Raytheon Corporation
                                          (electronics manufacturer); Trustee, University
                                          Hospital of Boston, Massachusetts; Trustee (since
                                          1994) Marine Biology Laboratory and Woods Hole
                                          Oceanographic Institute.


                        EXECUTIVE VICE PRESIDENTS OF MASSMUTUAL

Lawrence V. Burkett,
Executive Vice President
and General Counsel                       Executive Vice President and General Counsel (since 1993), Senior Vice President and
                                          Deputy General Counsel (1988-1992) of MassMutual; President, Chief
                                          Executive  Officer and Director (since
                                          1996),   CM  Assurance   Company,   CM
                                          Benefit  Insurance  Company,  CM  Life
                                          Insurance  Company  and MML Bay  State
                                          Life Insurance  Company  (wholly owned
                                          insurance  companies  of  MassMutual);
                                          Director   (since  1996),   MassMutual
                                          Holding MSC,  Inc. and Trustee  (since
                                          1996),  MassMutual Holding Trust I and
                                          MassMutual  Holding Trust II; Director
                                          (since 1996): MassMutual International
                                          Inc., GR Phelps ,Inc.

                                          (wholly-owned broker-dealer subsidiary
                                          of  MassMutual  Holding  Company);  CM
                                          Advantage,      Inc.     (wholly-owned
                                          subsidiary of MassMutual Holding Trust
                                          II to act as  general  partner in real
                                          estate limited partnerships); Director
                                          (since   1994),   MassMutual   Holding
                                          Company  (wholly-owned holding company
                                          subsidiary  of  MassMutual);  Director
                                          (1994-1996),     MassMutual    Holding
                                          Company Two, Inc. (former wholly-owned
                                          holding    company    subsidiary    of
                                          MassMutual),     MassMutual    Holding
                                          Company   Two   MSC,   Inc.    (former
                                          wholly-owned      holding      company
                                          subsidiary   of   MassMutual   Holding
                                          Company Two,  Inc)and Mirus  Insurance
                                          company    (formerly    MML    Pension
                                          Insurance   Company,   a  wholly-owned
                                          insurance   subsidiary  of  MassMutual
                                          Holding   Company   Two  MSC,   Inc.);
                                          Chairman  and Director  (since  1996),
                                          MML    Investors    Services,     Inc.
                                          (wholly-owned broker-dealer subsidiary
                                          of   MassMutual    Holding   Company);
                                          Director  (since  1994),   Cornerstone
                                          Real     Estate     Advisers,     Inc.
                                          (wholly-owned  real estate  investment
                                          adviser    subsidiary   of   MassMutal
                                          Holding   Comapny);   Director  (since
                                          1993),  Sargasso Mutual Insurance Co.,
                                          Ltd.;   MassMutual  of  Ireland,  Ltd.
                                          (wholly-owned subsidiary of MassMutual
                                          to  provide  group   insurance   claim
                                          services);   Chairman   (since  1994),
                                          Director (1993- 1996), MML Reinsurance
                                          (Bermuda) Ltd.  (wholly-owned property
                                          and casualty reinsurance subsidiary of
                                          MassMutual    Holding   Company)   and
                                          Director   (since  1995),   MassMutual
                                          International      (Bermuda)      Ltd.
                                          (wholly-owned subsidiary of MassMutual
                                          Holding   Company   that   distributes
                                          variable    insurance    products   in
                                          overseas markets).


John B. Davies,
Executive Vice President                  Executive Vice President (since 1994), Associate Executive Vice President (1993-1994),
                                          General Agent (1982-1993) of MassMutual;  Director (since 1996),
                                          CM Assurance Company, CM Benefit Insurance
                                          Company, CM Life Insurance Company and MML
                                          Bay State Life Insurance Company (wholly-owned
                                          insurance company subsidiaries of MassMutual);
                                          Director (since 1996), MassMutual Holding MSC, Inc.
                                          and Trustee (since 1996), MassMutual Holding Trust
                                          II (wholly-owned holding company subsidiaries of
                                          MassMutual Holding Company); Director (since 1994) MML Investors Services, Inc.
                                          (wholly-owned broker dealer subsidiary of MassMutual Holding
                                          Company), MML Insurance Agency, Inc. (wholly-
                                          owned subsidiary of MML Investers Services, Inc.),
                                          and MML Insurance Agency of Ohio, Inc. (subsidiary
                                          of MML Insurance Agency ,Inc.); Director (since
                                          1995), MML Insurance Agency of Nevada, Inc.
                                          (subsidiary of MML Insurance Agency, Inc.); Director
                                          (since 1996), MML Insurance Agency of Mississippi,
                                          P.C. , Diversified Insurance Services Agency of
                                          America, Inc. (Hawaii) (wholly-owned subsidiaries of
                                          MML Insurance Agency , Inc.); Director (since 1994),
                                          Cornerstone Real Estate Advisers, Inc. (wholly-owned
                                          real estate investment adviser subsidiary of
                                          MassMutual Holding Company); and Life
                                          Underwriter Training Council.

Daniel J. Fitzgerald,
Executive Vice President,
Corporate Financial Operations            Executive Vice President, Corporate Financial Operations (since 1994),
                                          Senior Vice President (1991-1994) of MassMutual; Director (since 1996), CM
                                          Assurance Company, CM Benefit Insurance
                                          Company, and CM Life Insurance Company (wholly-
                                          owned insurance company subsidiaries of
                                          MassMutual); Antares Leveraged Capital Corp.
                                          (finance company); CM Advantage Inc. and
                                          Westheimer 355 Suites, Inc. (wholly-owned
                                          subsidiaries of MassMutual Holding Trust II to act as
                                          general partners in real estate limited partnerships);
                                          HYP Management, Inc. (wholly-owned subsidiary of
                                          MassMutual Holding Trust II to act as managing
                                          member of MassMutual High Yield Partners LLC);
                                          MMHC Investment, Inc. (wholly-owned subsidiary of
                                          MassMutual Holding Trust II); MassMutual
                                          International Inc. (wholly-owned subsidiary of
                                          MassMutual Holding Company to act as service
                                          provider for international insurance companies);
                                          MassMutual Holding MSC, Inc. (wholly-owned
                                          holding company of MassMutual Holding Company);
                                          Trustee (since 1996), MassMutual Holding Trust I and
                                          MassMutual Holding Trust II (wholly-owned holding
                                          company subsidiaries of MassMutual Holding
                                          Company); Director (since 1995), DLB Acquisition
                                          Corporation (holding corporation for investment advisers); Director (since 1994)
MML Bay State Life
                                          Insurance Company (wholly-owned insurance
                                          subsidiary of MassMutual); Vice President (since
                                          1994), Director (since 1993), MassMutual Holding
                                          Company (wholly-owned holding company subsidiary
                                          of MassMutual); Director (since 1993), MML Realty
                                          Management Corporation (wholly-owned real estate
                                          management subsidiary of MassMutual Holding
                                          Company); Vice President and Director (1994-1996),
                                          MassMutual Holding Company Two, Inc. and
                                          MassMutual Holding Company Two MSC, Inc.
                                          (former direct and indirect wholly-owned holding
                                          company subsidiaries of MassMutual Holding
                                          Company); Director (1994-1996), Mirus Insurance
                                          Company (formerly MML Pension Insurance
                                          Company, wholly-owned insurance subsidiary of
                                          MassMutual Holding Company Two MSC, Inc.);
                                          Director (1994-1995), MML Real Estate Corporation
                                          (wholly-owned real estate management subsidiary of
                                          MassMutual Holding Company); Director (1994-
                                          1997), Concert Capital Management, Inc. (wholly-
                                          owned investment advisory subsidiary of DLB
                                          Acquisition Corporation); Director and Member,
                                          Compensation Committee (since 1994), Cornerstone
                                          Real Estate Advisers, Inc.; Director and Member,
                                          Audit and Compensation Committees (since 1994),
                                          MML Investors Services, Inc. and Director (since
                                          1992), MML Insurance Agency, Inc.(wholly-owned
                                          subsidiary of MML Investors Services, Inc.); Director
                                          (since 1996), MML Insurance Agency of Ohio, Inc.,
                                          MML Insurance Agency of Nevada, Inc., MML
                                          Insurance Agency of Mississippi, P.C., Diversified
                                          Insurance Services Agency of America, Inc.); Director
                                          (since 1994), MassMutual of Ireland, Ltd. (wholly-
                                          ownedsubsidiary of MassMutual to provide group
                                          insurance claim services).

John V. Murphy,
Executive Vice President                  Executive Vice President (since 1997) of MassMutual, Executive Vice President,
                                          Director and Chief Operating Officer (1995-1997), David L. Babson and
                                          Company Incorporated (wholly-owned investment
                                          advisory subsidiary of DLB Acquisition Corporation),
                                          Chief Operating Officer (1993-1997), Concert Capital
                                          Management, Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition
                                          Corporation); Senior Vice President and Chief Financial Officer (1985-
                                          1993), Liberty Financial Companies (financial
                                          services firm), Senior Vice President and Director
                                          (since 1996), Potomac Babson Incorporated
                                          (investment advisory subsidiary of David L. Babson
                                          and Company Incorporated); Director and Senior Vice
                                          President (since 1995), DLB Acquisition Corporation
                                          (holding company for investment advisers) and
                                          Trustee (since 1997), MassMutual Institutional Funds
                                          (open-end investment company).

Gary E. Wendlandt,
Executive Vice President and

Chief Investment Officer                  Chief Investment Officer (since 1993) and Executive Vice President of MassMutual;
                                          Chairman (since 1995), Trustee (since 1986) and President (1993-
                                          1995), MassMutual Corporate Investors and Chairman
                                          (since 1995), Trustee (since 1988) and President
                                          (1988-1995), MassMutual Participation Investors
                                          (closed-end investment companies); Chairman (since
                                          1995), Vice Chairman and Trustee (1993-1995) and
                                          President (1988-1993), MML Series Investment Fund
                                          (open-end investment company); Chairman, Chief
                                          Executive Officer and Member, Investment Pricing
                                          Committee (since 1994), MassMutual Institutional
                                          Funds (open-end investment company); Chairman and
                                          President (since 1996), MassMutual Holding MSC,
                                          Inc. and MassMutual Holding Trust II (wholly-owned
                                          holding company subsidiaries of MassMutual Holding
                                          Trust II to act as managing member of MassMutual
                                          High Yield Partners LLC); MMHC Investment Inc.
                                          (wholly-owned subsidiary of MassMutual Holding
                                          Trust II); President and Trustee (since 1996),
                                          MassMutual Holding Trust I; Vice Chairman and
                                          Director (since 1996), MassMutual International Inc.
                                          (wholly-owned subsidiary of MassMutual Holding
                                          Company) to act as service provider for international
                                          insurance companies); Director (since 1996), CM
                                          Advantage Inc. (wholly-owned subsidiary of
                                          MassMutual Holding Trust II to act as general partner
                                          in real estate limited partnerships); President and
                                          Director (since 1995), DLB Acquisition Corporation
                                          (holding company for investment advisers); Chairman
                                          and Chief Executive Officer (since 1994), President (since 1993) and Director,
                                          MassMutual Holding Company; Chairman (since 1994), and Director (since
                                          1993) MML Realty Management Corporation
                                          (wholly-owned real estate subsidiary of MassMutual
                                          Holding Company); Chairman, President and Chief
                                          Executive Officer (1994-1996), MassMutual Holding
                                          Company II; Chairman and President (1994-1996),
                                          Chief Executive Officer (1995-1996), MassMutual
                                          Holding Company Two MSC, Inc.; Chairman, Chief
                                          Executive Officer and Member Executive and
                                          Compensation Committees (since 1994), Cornerstone
                                          Real Estate Advisers, Inc.; President and Chief
                                          Executive Officer (1994-1997)and Director (1992-
                                          1997), Concert Capital Management, Inc.(wholly-
                                          owned investment advisory subsidiary of DLB
                                          Acquisition Corporation); Director, Oppenheimer
                                          Acquisition Corporation; Supervisory Director,
                                          MassMutual/Carlson CBO N.V. (collateralized bond
                                          fund); Director, Merrill Lynch Derivative Products,
                                          Inc.; Director (since 1994), MassMutual Corporate
                                          Value Partners Limited (investor in debt and equity
                                          securities)and MassMutual Corporate Value Limited
                                          (parent of MassMutual Corporate Value Partners
                                          Limited); Director (since 1995), Mass Seguros de
                                          Vida, S.A., International (Bermuda) Ltd. (wholly-
                                          owned subsidiary of MassMutual Holding Company
                                          that distributes variable insurance products in overseas
                                          market.


                  DIRECTORS AND EXECUTIVE OFFICERS OF DAVID L. BABSON

Hani K. Findakly,
Director                                  Director (since 1996), David L. Babson and Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); President (since
                                          1996), Potomac Babson Inc. (investment advisory
                                          subsidiary of David L. Babson and Co., Inc.);
                                          President (1989-1996), Potomac Capital, Inc.
                                          (investment manager).

Ronald E. Gwozdz,
Director and Executive Vice
President                                 Director (since 1995), Executive Vice President (since 1996) and Senior Vice President
                                          (1991-1996), David L. Babson and Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation.

James W. MacAllen,
Director and Executive Vice
President                                 Director, Executive Vice President and Chief Investment Officer (since 1996),
                                          David L. Babson and Co., Inc.; Senior Vice President (1996-1997), Concert
                                          Capital Management, Inc. (wholly-owned investment
                                          advisory subsidiary of DLB Acquisition Corporation);
                                          Principal (1994-1995), Hagler, Mastrovita & Hewitt
                                          (investment counsel); President (1992-1994), Chief
                                          Investment Officer (1991-1994), and Vice President
                                          (1983-1992), Wilmington Capital Management Inc.
                                          (investment counsel).

Edward Louis Marin,
Director and Executive Vice

President                                 Director (since 1990), Executive Vice President (since 1995) and Senior Vice President
                                          (1988-1995), David L. Babson & Co., Inc. wholly-owned investment advisory subsidiary of DLB Acquisition Corporation).


Peter C. Schliemann,
Director and Executive Vice
President                                 Director and Executive Vice President, David L. Babson and Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation).

Peter C. Thompson,
Director and President                    President and Director, David L. Babson and Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation).


Jonathon B. Treat,
Director and Senior Vice
President                                 Director and Senior Vice President, David L. Babson & Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation).

Roland W. Whitridge,
Director and Senior Vice
President                                 Director and Senior Vice President, David L. Babson & Co., Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation).

     The address of MassMutual is 1295 State Street, Springfield, Massachusetts 01111 and the address of David L. Babson & Co., Inc. is One Memorial Drive, Cambridge, MA 02142.

      For information as to the business, profession, vocation or employment of a substantial nature of the officers and trustees of MML Series Investment Fund, reference is made to Part B of this registration statement and to the registration on Form ADV filed by the Massachusetts Mutual Life Insurance Company and David L. Babson & Co., Inc. under the Investment Advisers Act of 1940, which are incorporated herein by reference.

Item 29.    Principal Underwriter

---------   ---------------------------


      (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

      (b) The directors and officers of the Registrant's principal underwriter are:


Name & Principal               Positions & Offices        Positions & Offices
Business Address               with Underwriter           with Registrant

----------------               -------------------        -----------------

George C. Bowen(1)             Vice President and         Vice President and Treasurer
                               Treasurer                  of the Oppenheimer funds.


Julie Bowers                   Vice President             None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan               Vice President             None
1940 Cotswold Drive
Orlando, FL 32825


Maryann Bruce(2)               Senior Vice President;     None
                               Director: Financial
                               Institution Division

Robert Coli                    Vice President             None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins              Vice President             None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin               Vice President             None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)                 Vice President             None

E. Drew Devereaux(3)           Assistant Vice
                               President                  None

Rhonda Dixon-Gunner(1)         Assistant Vice
                               President                  None


Andrew John Donohue(2)         Executive Vice             Secretary of  the Oppenheimer
                               President & Director       funds.


Wendy H. Ehrlich               Vice President             None
4 Craig Street
Jericho, NY 11753

Kent Elwell                    Vice President             None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                   Vice President             None
11011 South Darlington
Tulsa, OK  74137

John Ewalt                     Vice President             None
2301 Overview Dr. NE
Tacoma, WA 98422

George Fahey                   Vice President             None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)           Vice President             None
                               & Secretary

Mark Ferro                     Vice President             None
43 Market Street
Breezy Point, NY 11697
Ronald H. Fielding(3)          Vice President             None

Reed F. Finley                 Vice President             None
1657 Graefield
Birmingham, MI  48009

Wendy Fishler(2)               Vice President             None


Ronald R. Foster               Senior Vice President      None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki               Vice President             None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto               Vice President             None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                     Vice President             None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)                 Vice President
                               /National                  None
                               Sales Manager

Sharon Hamilton                Vice President             None
720 N. Juanita Ave.,#1
Redondo Beach, CA 90277

Byron Ingram(2)                Assistant Vice
                               President                  None


Mark D. Johnson                Vice President             None
129 Girard Place
Kirkwood, MO 63105

Michael Keogh(2)               Vice President             None

Richard Klein                  Vice President             None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                  Vice President             None
13416 Larchmere Square
Shaker Heights, OH 44120

Ilene Kutno(2)                 Assistant Vice
                               President                  None

Todd Lawson                    Vice President             None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne a. LeBlang               Senior Vice President      None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                      Vice President             None
7 Maize Court
Melville, NY 11747

James Loehle                   Vice President             None
30 John Street
Cranford, NJ  07016


Todd Marion                    Vice President             None
21 N. Passaic Avenue
Chatham,N.J. 07928

Marie Masters                  Vice President             None
520 E. 76th Street
New York, NY  10021

John McDonough                 Vice President             None

P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Tanya Mrva(2)                  Assistant Vice
                               President                  None

Laura Mulhall(2)               Senior Vice President      None

Charles Murray                 Vice President             None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                   Vice President             None
32 Carolin Road
Upper Montclair, NJ 07043

Chad V. Noel                   Vice President             None
3238 W. Taro Lane
Phoenix, AZ  85027

Joseph Norton                  Vice President             None
2518 Fillmore Street
San Francisco, CA  94115

Patrick Palmer                 Vice President             None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Kevin Parchinski               Vice President             None
1105 Harney St., #310
Omaha, NE  68102

Randall Payne                  Vice President             None
3530 Providence Plantation Way
Charlotte, NC  28270

Gayle Pereira                  Vice President             None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit              Vice President             None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                  Vice President             None
1777 Larimer St. #807
Denver, CO  80202

Elaine Puleo(2)                Vice President             None

Minnie Ra                      Vice President             None
895 Thirty-First Ave.
San Francisco, CA  94121

Michael Raso                   Vice President             None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)           Vice President             None

Douglas Rentschler             Vice President             None
867 Pemberton
Grosse Pointe Park, MI
48230

Ian Robertson                  Vice President             None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)            Vice President             None

Kenneth Rosenson               Vice President             None
3802 Knickerbocker Place
Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                  President                  None

Timothy Schoeffler             Vice President             None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino              Vice President             None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                   Vice President             None
26 Baroness Lane
Laguna Niguel, CA 92677

George Sweeney                 Vice President             None
1855 O'Hara Lane
Middletown, PA 17057

Andrew Sweeny                  Vice President             None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum           Vice President             None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                Vice President             None
8116 Arlingon Blvd.
#123
Falls Church, VA 22042

Philip St. John Trimble        Vice President             None
2213 West Homer
Chicago, IL 60647

Sarah Turpin                   Vice President             None
2735 Dover Road
Atlanta,GA  30327

Gary Paul Tyc(1)               Assistant Treasurer        None

Mark Stephen Vandehey(1)       Vice President             None

Marjorie Williams              Vice President             None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112
(2) Two World Trade Center, New York, NY 10048-0203
(3) 350 Linden Oaks, Rochester, NY  14625-2807

      (c) Not applicable.

Item 30.
--------

      (c) Not applicable

Item 31.                       Management Services
--------                       -------------------
                               Not applicable.


Item 32.                       Undertakings
--------                       ------------
                               (a)Not applicable.

                               (b)Not applicable.

                               (c)Not applicable.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 27th day of April, 1998.




                               OPPENHEIMER INTEGRITY FUNDS

                               By: /s/ James C. Swain*
                               ---------------------------
                               James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                         Title                     Date


/s/ James C. Swain*                Chairman of the           April 27, 1998
----------------------             Board of Trustees
James C. Swain

/s/ George C. Bowen*               Treasurer,                April 27, 1998
----------------------             Chief Financial
George C. Bowen                    and Accounting

                                   Officer and Trustee


/s/ Robert G. Avis*                Trustee                   April 27, 1998

----------------------
Robert G. Avis


/s/ William A. Baker*              Trustee                   April 27, 1998

----------------------
William A. Baker


/s/ Charles Conrad Jr.*            Trustee                   April 27, 1998

----------------------
Charles Conrad, Jr.




/s/ Sam Freedman *                 Trustee                   April 27, 1998

------------------
Sam Freedman

/s/ Raymond J. Kalinowski*         Trustee                   April 27, 1998

-------------------------
Raymond J. Kalinowski


/s/ Howard Kast*                   Trustee                   April 27, 1998

------------------------
C. Howard Kast


/s/ Robert M. Kirchner*            Trustee                   April 27, 1998

------------------------
Robert M. Kirchner


/s/ Ned M. Steel*                  Trustee                   April 27, 1998

------------------------
Ned M. Steel

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                              OPPENHEIMER INTEGRITY FUNDS

                               Registration NO. 2-76547


                            POST-EFFECTIVE AMENDMENT NO. 33



                                     EXHIBIT INDEX


Form N-1A
Item No.                    Description
---------                   -----------


24(b)(1) Amendment to Declaration of Trust dated April 17, 1998, to establish and designate Class Y shares.

24(b)(11)    Independent Auditors' Consent

24(b)(15)(ii)Amended and Restated Distribution and Service Plan and Agreement for Class B Shares dated February 24, 1998.

24(b)(15)(iiiAmended and Restated Distribution and Service Plan and Agreement for Class C Shares dated February 24, 1998.

24(b)(16)    Performance Computation Schedule

24(b)(17)(i) Financial Data Schedule for Class A shares for fiscal year ended 12/31/97.


24(b)(17)(ii)Financial Data Schedule for Class B shares for fiscal year ended 12/31/97.


24(b)(17)(iiiFinancial Data Schedule for Class C shares for fiscal year ended 12/31/97.